SEMI
Annual
Report

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                                 MARCH 31, 2002




FRANKLIN CUSTODIAN FUNDS, INC.

     FRANKLIN DYNATECH FUND
     FRANKLIN GROWTH FUND
     FRANKLIN INCOME FUND
     FRANKLIN U.S. GOVERNMENT SECURITIES FUND
     FRANKLIN UTILITIES FUND


[LOGO OMITTED]
FRANKLIN TEMPLETON
INVESTMENTS

               THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.


[PHOTO OMITTED]
CHARLES B. JOHNSON
PRESIDENT
FRANKLIN CUSTODIAN FUNDS, INC.


[GRAPHIC OMITTED]

FRANKLINTEMPLETON.COM

Electronic delivery is a convenient alternative to receiving these reports
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and sign up.

SHAREHOLDER LETTER


Dear Shareholder:

This semiannual report for Franklin Custodian Funds, Inc., covers the period ended March 31, 2002.


THE ECONOMY BEGINS TO RECOVER
The U.S. economy experienced a remarkable turnaround during the six months under review. The reporting period began with the nation reeling from the aftershocks of the September 11 terrorist attacks and the economy contracting in third quarter 2001. Seeking to lower borrowing costs and stimulate economic growth, the Federal Reserve Board (the Fed) maintained its easing trend and lowered the federal funds target rate from 3.50% at the beginning of the period to 1.75% on December 31, 2001, its lowest level in more than 40 years.

The Fed's efforts and significant government spending for the war in Afghanistan and homeland security contributed to an unexpected fourth quarter 2001 annualized gross domestic product (GDP) growth rate of 1.7%, the strongest quarterly pace since fourth quarter 2000. Consumer spending, which accounts for two-thirds of U.S. economic activity, also bolstered the economy with a sharp increase of 6.1% from October through December. Anticipating increased demand, business activity accelerated later in the period as companies began rebuilding inventories following rapid liquidation in fourth quarter 2001. In particular, the service and manufacturing sectors strengthened while the housing sector continued to be one of the economy's healthiest. Additionally, new jobs helped reduce March's monthly unemployment rate to 5.7%, from December's peak of 5.8%.(1) As consumer and business confidence improved, first quarter 2002 GDP extended the economy's upswing with an estimated 5.8% annualized growth rate.


1. Source: Bureau of Labor Statistics.



CONTENTS


Shareholder Letter ......................   1

Fund Reports

 Franklin DynaTech Fund .................   4

 Franklin Growth Fund ...................   8

 Franklin Income Fund ...................  13

 Franklin U.S. Government
 Securities Fund ........................  20

 Franklin Utilities Fund ................  26

Financial Highlights &
Statements of Investments ...............  31

Financial Statements ....................  62

Notes to Financial
Statements ..............................  68

Given these positive economic trends, the Fed left the federal funds target rate unchanged from January through period-end and switched to a neutral bias at its March 2002 meeting. Fed Chairman Alan Greenspan commented that the U.S. economy seemed to be expanding at a significant pace and the risk of another economic downturn was balanced with the risk of increased inflation pressures. Inflation, as measured by the Consumer Price Index, remained fairly contained during the six-month period, allowing the Fed to keep short-term rates low. However, the policy change leaves the door open for the Fed to raise interest rates later this year to keep inflation at bay.


STOCKS MAKE A COMEBACK
Most major stock market indexes appreciated significantly during the period under review. Much of this increase occurred in fourth quarter 2001 as indications of a potential economic rebound offered investors some optimism. However, from late December through March, equity markets again experienced volatility amid lower corporate earnings announcements and investors' skepticism of corporate integrity following Enron's collapse. For the six months ended March 31, 2002, the Nasdaq Composite Index, Dow Jones Industrial Average and Standard & Poor's 500 Composite Index (S&P 500) posted overall gains of 23.46%, 18.69% and 10.99%, respectively.(2) Typical of economic recoveries, smaller stocks outperformed larger stocks.

On the other hand, most bond markets weakened as the same factors that contributed to the stock market upturn resulted in higher yields for U.S. Treasuries and other bonds. The benchmark 10-year Treasury bond's yield increased from 4.60% at the beginning of the reporting period to 5.42% at period-end. Bond prices and yields move in an inverse relationship, so that as yields rise, bond prices fall. An exception was the high yield corporate bond asset class, which generally performed well because company fundamentals and economic conditions hold a greater influence on these securities than interest rate movements.



2. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

A CAUTIOUSLY OPTIMISTIC OUTLOOK
While there is little doubt that the U.S. economy is recovering, how soon and at what pace remain in question. The National Bureau of Economic Research, which announced recently that the economic slowdown seemed to be fading, was reluctant to formally announce an end to the recession that it said began in March 2001. This type of uncertainty will most likely limit investor enthusiasm. In addition, many analysts believe that the rebound will be modest partly because consumer spending and housing did not slow during the recession. With consumers having already shown strength, the chances are small that they will continue as the primary driver of economic improvement. As a result, most economists look for increased business spending as the key to economic success. Investors are also concerned that if the Fed raises interest rates too soon, it may slow economic growth and hinder corporate earnings.

Recent market uncertainty reinforces the importance of investing for the long term, so short-term market fluctuations have minimal impact on overall investment goals. We firmly believe that most people benefit from professional advice, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/S/SIGNATURE
Charles B. Johnson
President
Franklin Custodian Funds, Inc.




A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.


3
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FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-free Income


FRANKLIN DYNATECH FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN DYNATECH FUND SEEKS CAPITAL APPRECIATION BY INVESTING MOST OF ITS ASSETS IN COMPANIES EMPHASIZING SCIENTIFIC AND TECHNOLOGICAL DEVELOPMENT.
--------------------------------------------------------------------------------


This semiannual report for Franklin DynaTech Fund covers the period ended March 31, 2002. The six-month period under review witnessed improving economic conditions, following a decline in the third quarter of 2001. The fourth quarter posted a 1.7% annualized gross domestic product (GDP) growth rate due, in part, to the temporary delay of business activity surrounding the events in September as well as the surprisingly strong showing in automotive and holiday sales. As businesses and consumers appeared to feel better about the strengthening economy, first quarter 2002 GDP continued to gain at a 5.8% annualized, estimated growth rate. Responding to 2001's economic hardship, the Federal Reserve Board continued cutting interest rates, seeking to lower borrowing costs and stimulate economic growth. Three interest rate cuts during the six-month period reduced the federal funds target rate from 3.00% at the beginning of the period to 1.75% on March 31, 2002, its lowest level in more than 40 years. With the historically low interest rates and the rebound in consumer confidence, it seemed the foundation had been laid for slow and steady recovery in the remainder of 2002.

This economic backdrop provided robust returns for the broader U.S. equity markets in 2001's fourth quarter, followed by modest returns during 2002's first quarter. For the six-month period ended March 31, 2002, the Standard & Poor's 500 Composite Index (S&P 500) posted an overall gain of 10.99%. The technology market experienced a stronger rebound as reflected in the J.P. Morgan Hambrecht and Quist (H&Q) Technology Index, which increased 29.21% over the same time.(1) Many technology



1. Source: Standard & Poor's Micropal; J.P. Morgan H&Q. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The unmanaged J.P. Morgan H&Q Technology Index is composed of the publicly traded stocks of approximately 300 technology companies which includes the electronics, services and other related technology industries. The companies included were selected as representatives of the technology marketplace as a whole, as well as of their particular sector of technology. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 33.

stocks hit their recent lows in late September, and then given the attractive valuations among the beaten-down sector and the outlook for eventual recovery, technology stocks posted positive performance. Within this environment, Franklin DynaTech Fund - Class A produced a +7.46% cumulative total return for the six months ended March 31, 2002, as shown in the Performance Summary on page 7.

During the reporting period, we sought to position the portfolio toward technology market leaders, or those companies benefiting from technology that we believe should be able to prosper during an economic recovery. Within the semiconductor and semiconductor capital equipment industries, we made purchases in Analog Devices and Intersil Corp., two leading semiconductor companies with innovative technologies and attractive end-markets. We also added KLA-Tencor to the Fund, given the company's enviable position as an equipment provider to semiconductor producers. Other electronic technology stocks purchased during the reporting period included dominant printer provider Lexmark and Waters Corp., a primary test and measurement equipment supplier to research and development departments.

On the other hand, we sold various positions in corporations that no longer met our investment criteria or had, in our opinion, significant downside risk. The telecommunications sector showed very few signs of improvement, and consequently, was an area where we reduced our positions. Companies we sold within the sector or having significant exposure to that sector included Sprint, Vodafone, Worldcom, TeleCorp PCS and Juniper Networks. During the six-month reporting period, we lowered our major telecommunications position from 0.9% of total net assets on September 30, 2001, to 0.1% on March 31, 2002, while eliminating our wireless communications holdings. We also sold two software companies, Vignette and Check Point, due to our concerns about their growth prospects.

Despite the technology sector's reduced capital spending levels for technology equipment and services, we remain positive for the long term. We are confident that technology will maintain its status as a vital portion of economic growth. Technology spending, although cyclical, should continue to be a larger component of overall GDP and a bigger piece of total capital spending, as new technologies help corporations



PORTFOLIO BREAKDOWN
Franklin DynaTech Fund
3/31/02

                          % OF TOTAL
SECTOR/INDUSTRY           NET ASSETS
------------------------------------

Semiconductors                  8.2%

Packaged Software               6.4%

Computer Processing
Hardware                        5.4%

Major Pharmaceuticals           4.4%

Biotechnology                   3.9%

Telecommunications
Equipment                       2.9%

Electronic Production
Equipment                       2.5%

Electronic Equipment &
Instruments                     2.3%

Computer Communications         2.0%

Data Processing Services        1.3%

Computer Peripherals            1.3%

Medical Specialties             1.2%

Electronics & Appliances        1.2%

Media Conglomerates             1.0%

Other Consumer Services         1.0%

Other                           8.9%

Short-Term Investments &
Other Net Assets               46.1%

TOP 10 HOLDINGS
Franklin DynaTech Fund
3/31/02

COMPANY                      % OF TOTAL
SECTOR/INDUSTRY              NET ASSETS
---------------------------------------

Intel Corp.                        5.3%
SEMICONDUCTORS

Microsoft Corp.                    4.0%
PACKAGED SOFTWARE

International Business
Machines Corp.                     2.7%
COMPUTER PROCESSING
HARDWARE

Pfizer Inc.                        2.6%
MAJOR PHARMACEUTICALS

Genentech Inc.                     1.9%
BIOTECHNOLOGY

Applied Materials Inc.             1.8%
ELECTRONIC PRODUCTION
EQUIPMENT

Cisco Systems Inc.                 1.6%
COMPUTER COMMUNICATIONS

Amgen Inc.                         1.5%
BIOTECHNOLOGY

Motorola Inc.                      1.5%
TELECOMMUNICATIONS
EQUIPMENT

Linear Technology Corp.            1.4%
SEMICONDUCTORS




increase their productivity and competitive positions. As the economy continues to recover, we believe technology companies should benefit through corporate spending increases and eventually, earnings growth. For the short term, the current focus on cost reduction along with the conflicting data regarding technology budgets will likely prolong financial market volatility and uncertainty. Our focus will remain the same, to search for premier companies that offer long-term growth potential. Many such companies should emerge from this difficult period with added competitiveness, more efficient organizations and better long-term opportunities. With valuations still in the historically high range, we are selectively purchasing holdings for your portfolio when we find their risk/reward profiles attractive.

Thank you for your support and interest in Franklin DynaTech Fund.


/S/SIGNATURE
Rupert H. Johnson, Jr.


/S/SIGNATURE
Robert R. Dean, CFA

Portfolio Management Team
Franklin DynaTech Fund



This discussion reflects our views, opinions and portfolio holdings as of March 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 3/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION


CLASS A                                         CHANGE       3/31/02     9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$1.10        $19.86      $18.76
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                                 $0.3084


CLASS B                                         CHANGE       3/31/02     9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$1.15        $19.72      $18.57
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                                 $0.1708


CLASS C                                         CHANGE       3/31/02     9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$1.16        $19.50      $18.34
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                                 $0.1402






PERFORMANCE


CLASS A                                 6-MONTH    1-YEAR     5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                +7.46%    -2.61%    +50.58%    +187.87%
Average Annual Total Return 2            +1.31%    -8.20%     +7.25%     +10.50%
Value of $10,000 Investment 3           $10,131    $9,180    $14,190     $27,130


                                                                       INCEPTION
CLASS B                                           6-MONTH     1-YEAR    (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return 1                          +7.09%     -3.33%     -27.61%
Average Annual Total Return 2                      +3.09%     -7.16%     -15.04%
Value of $10,000 Investment 3                     $10,309     $9,284      $7,028


                                                                       INCEPTION
CLASS C                                 6-MONTH    1-YEAR     5-YEAR   (9/16/96)
--------------------------------------------------------------------------------
Cumulative Total Return 1                +7.07%    -3.37%    +44.43%     +62.88%
Average Annual Total Return 2            +4.98%    -5.30%     +7.42%      +9.01%
Value of $10,000 Investment 3           $10,498    $9,470    $14,300     $16,123


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.



FRANKLIN DYNATECH FUND


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.




Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-free Income


FRANKLIN GROWTH FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING MOST OF ITS ASSETS IN COMMON STOCKS OR CONVERTIBLE SECURITIES BELIEVED TO OFFER FAVORABLE POSSIBILITIES FOR CAPITAL APPRECIATION.
--------------------------------------------------------------------------------


We are pleased to bring you Franklin Growth Fund's semiannual report for the period ended March 31, 2002. Considering the challenging circumstances, the U.S. economy performed well during the six months under review. A mild recession, which began in March 2001, worsened immediately after the September 11 attacks. However, economic activity accelerated soon after. Specifically, the manufacturing and services sectors experienced solid gains in February and March 2002. In addition, low mortgage rates helped the housing market remain strong. Increased military and domestic security spending bolstered the economy. These trends resulted in gross domestic product (GDP) growth rising 1.7% in fourth quarter 2001 and soaring 5.8% in first quarter 2002. The Federal Reserve Board (the Fed), which lowered short-term interest rates 11 times in 2001, left the key federal funds target rate unchanged at 1.75% during its March 2002 meeting, and shifted to a neutral bias. Fed Chairman Alan Greenspan commented that the U.S. economy seemed to be expanding at a significant pace and the risk of another economic downturn was balanced with the risk of increased inflation pressures.

The stock market, which started the period weakened by the economic slowdown and terrorist acts, recovered slightly by period-end. Strong, successful military action in Afghanistan by the U.S. and its allies somewhat alleviated investor uncertainty. For



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 39.

the six months ended March 31, 2002, Franklin Growth Fund - Class A posted a +15.48% cumulative total return, as shown in the Performance Summary beginning on page 11. The Fund's benchmark, the Standard & Poor's 500 Composite Index (S&P
500), returned 10.99% during the same time.(1)

Most sectors strengthened from late September through March, with airlines performing solidly. The Fund benefited from its holdings in Continental Airlines (+88.8%) and KLM Royal Dutch Airlines (+77.0%), which were among our five largest gainers for the six-month period. The other three were automotive supplier ArvinMeritor (+101.6%), test equipment manufacturer Agilent Technologies (+78.8%) and media company USA Networks (+76.7%). We also owned United Technologies (+60.7%), the best-performing stock in the Dow Jones Industrial Average during the period. Conversely, Polaroid (-83.3%) was a long-term disappointment. Other poorly performing holdings included biotechnology firms Elan (-71.3%) and PerkinElmer (-29.2%), publisher Intervisual Books (-53.8%) and communications company Avaya (-25.5%).

As several stocks became, in our view, more reasonably priced in the past year or so, we sought to increase our equity investments. Although the Fund was on hold and inactive from October through December, we were able to purchase more than $100 million worth of stocks for the entire reporting period. Price weakness in early 2002 offered us the opportunity to purchase stocks in different sectors and we added to our Gartner holding. We initiated positions in retailer Family Dollar Stores and biotechnology company Genentech. At period-end, equities represented 96.1% of the Fund's total net assets.




PORTFOLIO BREAKDOWN
Franklin Growth Fund
3/31/02

                           % OF TOTAL
SECTOR/INDUSTRY            NET ASSETS
-------------------------------------

Health Technology               20.3%

Electronic Technology           19.2%

Producer Manufacturing          16.4%

Transportation                   7.2%

Technology Services              6.9%

Consumer Services                4.5%

Commercial Services              4.2%

Process Industries               3.1%

Consumer Non-Durables            3.0%

Distribution Services            2.6%

Industrial Services              2.5%

Consumer Durables                2.1%

Energy Minerals                  1.9%

Retail Trade                     1.3%

Health Services                  0.5%

Finance                          0.3%

Communications                   0.1%

Short-Term Investments
& Other Net Assets               3.9%




1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 HOLDINGS
Franklin Growth Fund
3/31/02

COMPANY                      % OF TOTAL
SECTOR/INDUSTRY              NET ASSETS
---------------------------------------

Pfizer Inc.                        3.2%
HEALTH TECHNOLOGY

Johnson & Johnson                  2.7%
HEALTH TECHNOLOGY

International Business
Machines Corp.                     2.4%
ELECTRONIC TECHNOLOGY

Northrop Grumman Corp.             2.3%
ELECTRONIC TECHNOLOGY

Schering-Plough Corp.              2.3%
HEALTH TECHNOLOGY

Computer Sciences Corp.            2.1%
TECHNOLOGY SERVICES

Tyco International Ltd.            2.1%
PRODUCER MANUFACTURING

Boeing Co.                         2.0%
ELECTRONIC TECHNOLOGY

Amgen Inc.                         2.0%
HEALTH TECHNOLOGY

General Dynamics Corp.             1.9%
ELECTRONIC TECHNOLOGY




Looking forward, we are optimistic about Franklin Growth Fund. Although we believe stocks have become more reasonably priced, valuations are still historically high. On the other hand, most businesses have scaled back operations, leaving more room for earnings growth in our opinion. We also expect that if the U.S. economy continues to rebound, corporate profits should improve. We are confident that the Fund is well-positioned to benefit from any upswing and should perform solidly in an improving economic environment.



/S/SIGNATURE
V. Jerry Palmieri

Portfolio Manager
Franklin Growth Fund




This discussion reflects our views, opinions and portfolio holdings as of March 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 3/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION


CLASS A                                         CHANGE       3/31/02     9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$4.10        $31.91      $27.81
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                                 $0.1550
Long-Term Capital Gain                          $0.0452
--------------------------------------------------------------------------------
Total                                           $0.2002


CLASS B                                         CHANGE       3/31/02     9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$4.10        $31.56      $27.46
DISTRIBUTIONS (10/1/01-3/31/02)
Long-Term Capital Gain                          $0.0452


CLASS C                                         CHANGE       3/31/02     9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$4.05        $31.29      $27.24
DISTRIBUTIONS (10/1/01-3/31/02)
Long-Term Capital Gain                          $0.0452


CLASS R                                         CHANGE       3/31/02      1/1/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.31        $31.90      $31.59

ADVISOR CLASS                                   CHANGE       3/31/02     9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$4.07        $31.93      $27.86
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                                 $0.2365
Long-Term Capital Gain                          $0.0452
                                                -------
Total                                           $0.2817



Past performance does not guarantee future results.



FRANKLIN GROWTH FUND



CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +58.69% and +9.20%.



PERFORMANCE



CLASS A                                 6-MONTH    1-YEAR     5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1               +15.48%    +2.31%    +55.21%    +190.05%
Average Annual Total Return 2            +8.83%    -3.59%     +7.91%     +10.58%
Value of $10,000 Investment 3           $10,883    $9,641    $14,629     $27,333


                                                                       INCEPTION
CLASS B                                 6-MONTH    1-YEAR     3-YEAR    (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1               +15.10%    +1.56%     +4.57%      +7.96%
Average Annual Total Return 2           +11.10%    -2.44%     +0.55%      +1.50%
Value of $10,000 Investment 3           $11,110    $9,756    $10,165     $10,496


                                                                       INCEPTION
CLASS C                                 6-MONTH    1-YEAR     5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1               +15.04%    +1.54%    +49.40%    +112.20%
Average Annual Total Return 2           +12.88%    -0.46%     +8.15%     +11.32%
Value of $10,000 Investment 3           $11,288    $9,954    $14,794     $21,008


                                                                       INCEPTION
CLASS R                                                                 (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                                                 +0.98%
Aggregate Total Return 4                                                  -0.02%
Value of $10,000 Investment 3                                            $10,024


ADVISOR CLASS5                          6-MONTH    1-YEAR     5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1               +15.65%    +2.58%    +57.00%    +196.05%
Average Annual Total Return 2           +15.65%    +2.58%     +9.44%     +11.46%
Value of $10,000 Investment 3           $11,565   $10,258    $15,700     $29,605



Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN INCOME FUND



[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-free Income


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN INCOME FUND SEEKS TO MAXIMIZE INCOME WHILE MAINTAINING PROSPECTS FOR CAPITAL APPRECIATION THROUGH A DIVERSIFIED PORTFOLIO OF SECURITIES.
--------------------------------------------------------------------------------


We are pleased to bring you Franklin Income Fund's semiannual report for the period ended March 31, 2002. The domestic economy displayed what appeared to be signs of a nascent recovery during the six-month period under review. The Federal Reserve Board's (the Fed's) aggressive interest rate easing campaign showed tentative signs of success, most notably in consumer-driven sectors such as housing and autos, which exhibited surprising resilience in the face of recession. Indeed, most of fourth quarter 2001's 1.7% annualized gross domestic product (GDP) growth came from consumer and government spending, and was quite high considering financial analysts' low expectations following a GDP contraction in 2001's third quarter. The stock market rebounded solidly as many investors began to anticipate economic recovery due to fiscal and monetary stimulus, and sought out attractively valued securities among 2001's bear market fallout. In contrast, the government bond markets experienced weakness as the same factors that helped lead equities higher weighed inversely on the price of U.S. Treasuries. The yield on the benchmark 10-year Treasury note increased from 4.59% at the beginning of the reporting period to 5.42% on March 31, 2002. This was partially due to investors' growing belief that the Fed would end its aggressive wave of monetary easing. Bond yields and prices move in an inverse relationship, so that as yields rise, bond prices fall.

The Fund's equity and bond investments turned in a mixed performance for the reporting period as the portfolio's equity investments generally rebounded along with U.S. stock markets while our U.S. government agency bonds felt the impact of higher Treasury interest rates. Within this environment, Franklin Income Fund
- Class A delivered a +8.35% six-month cumulative total return for the period ended March 31, 2002, as shown in the Performance Summary beginning on page 18. During this



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 46.

PORTFOLIO BREAKDOWN
Franklin Income Fund
3/31/02

                                   % OF TOTAL
                                   NET ASSETS
---------------------------------------------

U.S. Government and
Agency Securities                       23.6%

Corporate Straight Bonds                21.1%

Utilities Stocks                        17.7%

Consumer Non-Durable
Stocks                                   6.8%

Corporate Convertible Bonds              5.8%

Real Estate Stocks                       5.2%

Energy Mineral Stocks                    4.2%

Zero Coupon/Step-Up Bonds                3.7%

Other Stocks                             2.5%

Non-Energy Mineral Stocks                1.2%

Foreign Government and
Agency Securities                        0.9%

Short-Term Investments and
Other Net Assets                         7.3%




time, we focused on investment opportunities created by soft business and market conditions while continuing to take profits in several of our equity positions that performed well and looked less attractive to us on a valuation basis.

The Fund's equity segments performed well during the six-month period. The overall market helped buoy many of our stock investments, while others benefited from positive sector-specific developments. In particular, the Fund's energy, gold, real estate investment trust (REIT) and consumer products stocks were standouts, led by portfolio holdings such as Weatherford International, AngloGold, General Motors and Host Marriott.

Our largest equity sector weighting, electric utilities, also performed well toward the end of the reporting period with investor sentiment shifting back toward traditionally defensive sectors as concerns over a potentially lackluster economic recovery surfaced. We had significantly reduced the portfolio's utilities weighting in late 2000 and early 2001, as a result of valuation concerns. Since that time, the sector experienced significant turmoil related to problems with weakening demand and California's utility deregulation, leading to a general decline for utility stocks. We found more attractive valuations within the sector by late 2001, which revived our focus and led to investments in several new and existing utility positions, including Cinergy, Energy East, FPL Group, Xcel Energy and Sempra Energy. We sold our PG&E and Edison International holdings following a significant recovery in both stocks' share prices; the resulting higher valuations and lack of dividend income were the primary factors in our decision to eliminate both positions.

The Fund's energy holdings were particularly strong as the group benefited from rising oil and natural gas prices. REITs also performed well during the period as real estate securities generally rebounded from post-September 11 weakness and as investors grew more sanguine about prospects for economic recovery. The group's steady growth characteristics, attractive relative valuations and generally high dividend yields also seemed to whet investors' appetites for REITs.

Among other sectors, we sold our positions in Dow Chemical and General Motors as both stocks appreciated significantly and appeared fully valued. We also scaled back our common stock position in Ford Motor while swapping into a newly issued Ford convertible preferred stock offering what we saw as attractive yield and total return characteristics. Seeking to take advantage of the strong precious metals markets, we sold or trimmed several related Fund positions, including Anglo American PLC, AngloGold, Anglo American Platinum and Impala Platinum Holdings.

Convertible securities, an important asset class for the Fund, offer the ability to participate in common stocks' appreciation potential while also typically offering downside protection through their income return component. We believe this asset class can hold some of the most attractive investment opportunities, as was the case during the six months under review. We added to several of our existing convertible holdings and initiated positions in semiconductor services provider Amkor Technology, electric utilities FPL Group and PPL Capital Fund Trust 1, and electronics contract manufacturer SCI Systems.

During the period under review, high yield corporate bonds generally performed well in response to the economy's surprising resilience. High yield corporate bonds' average yield spreads over U.S. Treasury bonds, a comparison benchmark for the sector, rebounded from more than 10% at the end of September 2001 to less than 7.5% on March 31, 2002.(1) Although some of the spread tightening came as a result of rising Treasury interest rates, high yield corporate bonds also appreciated as expectations for corporate earnings and overall economic growth improved. We continued to focus on companies with strong market positions and ample liquidity when making high yield corporate bond investments. New positions during the period included bonds from merchant power producer Calpine, hotel companies Felcor Lodging and HMH Properties (Host Marriott), hospital management company IASIS Health and wireless communications provider Rural Cellular. In addition to corporate bond




TOP 5 BOND HOLDINGS
Franklin Income Fund
3/31/02

                             % OF TOTAL
                             NET ASSETS
---------------------------------------

FNMA, 6.00%, 2/1/32                7.6%

FNMA, 6.00%, 3/1/32                4.3%

FNMA, 6.00%, 12/1/31               4.1%

FNMA, 6.00%, 1/1/32                2.0%

FHLMC, 6.00%, 1/1/32               1.3%





TOP 5 STOCK HOLDINGS
Franklin Income Fund
3/31/02

COMPANY                      % OF TOTAL
SECTOR/INDUSTRY              NET ASSETS
---------------------------------------

Philip Morris Cos. Inc.            5.7%
CONSUMER NON-DURABLES

Canadian Oil Sands Trust           1.6%
ENERGY MINERALS

TXU Corp.                          1.5%
UTILITIES

Xcel Energy Inc.                   1.4%
UTILITIES

Entergy Corp.                      1.3%
UTILITIES




1. Source: CSFB, 3/31/02.

DIVIDEND DISTRIBUTIONS
Franklin Income Fund
10/1/01-3/31/02

                                                          DIVIDEND PER SHARE
               ------------------------------------------------------------------------------------------------------
MONTH           CLASS A         CLASS B*          CLASS B1*           CLASS C           CLASS R**       ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------
October        1.5 cents           --            1.41 cents         1.40 cents             --            1.52 cents
November       1.5 cents           --            1.41 cents         1.40 cents             --            1.53 cents
December       1.5 cents       1.42 cents        1.42 cents         1.41 cents             --            1.53 cents
January        1.5 cents       1.42 cents        1.42 cents         1.41 cents         1.50 cents        1.53 cents
February       1.5 cents       1.42 cents        1.42 cents         1.41 cents         1.44 cents        1.52 cents
March          1.5 cents       1.42 cents        1.42 cents         1.41 cents         1.44 cents        1.53 cents
---------------------------------------------------------------------------------------------------------------------
TOTAL          9.0 CENTS       5.68 CENTS        8.50 CENTS         8.44 CENTS         4.38 CENTS        9.16 CENTS



*On November 1, 2001, the Fund closed Class B to new investors and changed the name to Class B1; a new Class B became available for investors.

**On January 1, 2002, the Fund began offering Class R Shares to investors. See the prospectus for details.


purchases, we also increased the Fund's weighting in Federal National Mortgage Association (FNMA) pass-through securities, given their attractive total return characteristics.

The Fund's foreign government bonds were generally flat over the six-month period as higher Treasury rates and political and economic worries dampened investors' sentiment toward the sector. We reduced our foreign bond holdings during periods of strength, leading to the sale of the Fund's Bulgarian and Turkish positions. Although the Fund's foreign government bond allocation finished the period at its lowest level in several years, we believe the asset class is still likely to provide investment opportunities in the future.

Looking toward the second half of the Fund's fiscal year, we continue to focus on high yield corporate bond investments given their relatively attractive valuations. However, we are also finding a number of investment opportunities in the stock markets offering what we consider attractive valuations and dividend yields. As always, we remain committed to our diversified, value-oriented approach and will continually search for new investments across asset classes and industries.



/S/SIGNATURE
Charles B. Johnson


/S/SIGNATURE
Christopher J. Molumphy, CFA


/S/SIGNATURE
Frederick G. Fromm, CFA

Portfolio Management Team
Franklin Income Fund




In April 2002, Edward Perks assumed portfolio management responsibility for investments in Franklin Income Fund. Mr. Perks currently serves as lead portfolio manager of Franklin Convertible Securities Fund and assistant portfolio manager of Franklin Growth and Income Fund. (Effective 5/1/02, Franklin Growth and Income Fund will change its name to Franklin Capital Growth Fund.)

Mr. Perks joined Franklin Templeton in 1992 after receiving a degree in economics and political science from Yale University. A Chartered Financial Analyst (CFA), Mr. Perks brings a focused expertise in convertible securities, as well as extensive experience as an analyst covering computer hardware, major integrated oils, oil and gas exploration and production, oil field services and equipment, chemicals, and the food and beverage industries.




This discussion reflects our views, opinions and portfolio holdings as of March 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 3/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION


CLASS A                                         CHANGE       3/31/02     9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.07         $2.23       $2.16
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                                 $0.0900
Long-Term Capital Gain                          $0.0150
                                                -------
       Total                                    $0.1050


CLASS B                                         CHANGE       3/31/02     11/1/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.07         $2.22       $2.15
DISTRIBUTIONS (11/1/01-3/31/02)
Dividend Income                                 $0.0568
Long-Term Capital Gain                          $0.0150
                                                -------
       Total                                    $0.0718


CLASS B1                                        CHANGE       3/31/02      9/30/0
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.07         $2.23       $2.16
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                                 $0.0850
Long-Term Capital Gain                          $0.0150
                                                -------
       Total                                    $0.1000


CLASS C                                         CHANGE       3/31/02     9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.07         $2.24       $2.17
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                                 $0.0844
Long-Term Capital Gain                          $0.0150
                                                -------
       Total                                    $0.0994


CLASS R                                         CHANGE       3/31/02      1/1/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.03         $2.22       $2.19
DISTRIBUTIONS (1/1/02-3/31/02)
Dividend Income                                 $0.0438


ADVISOR CLASS                                   CHANGE       3/31/02     9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.06         $2.22       $2.16
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                                 $0.0916
Long-Term Capital Gain                          $0.0150
                                                -------
       Total                                    $0.1066





FRANKLIN INCOME FUND



CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS B1 (formerly Class B): Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares. Effective 11/1/01, closed to new investors.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.



Past performance does not guarantee future results.

PERFORMANCE


CLASS A                                  6-MONTH    1-YEAR    5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                 +8.35%    +4.88%   +48.12%    +144.34%
Average Annual Total Return 2             +3.56%    +0.55%    +7.26%      +8.86%
Value of $10,000 Investment 3            $10,356   $10,055   $14,200     $23,474
Distribution Rate 4              7.73%
30-Day Standardized Yield 5      6.00%

                                                                       INCEPTION
CLASS B                                                                (11/1/01)
--------------------------------------------------------------------------------
Cumulative Total Return 1                                                 +6.72%
Aggregate Total Return 6                                                  +2.72%
Value of $10,000 Investment 3                                            $10,272
Distribution Rate 4              7.68%
30-Day Standardized Yield 5      5.43%

                                                                       INCEPTION
CLASS B1                                 6-MONTH    1-YEAR    3-YEAR    (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1                 +8.10%    +4.39%   +27.50%     +23.87%
Average Annual Total Return 2             +4.10%    +0.54%    +7.59%      +6.06%
Value of $10,000 Investment 3            $10,410   $10,054   $12,453     $12,104
Distribution Rate 4              7.64%
30-Day Standardized Yield 5      5.77%

                                                                       INCEPTION
CLASS C                                  6-MONTH    1-YEAR    5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1                 +8.03%    +4.33%   +44.27%     +79.58%
Average Annual Total Return 2             +6.06%    +2.49%    +7.42%      +8.68%
Value of $10,000 Investment 3            $10,606   $10,249   $14,304     $17,795
Distribution Rate 4              7.49%
30-Day Standardized Yield 5      5.71%

                                                                       INCEPTION
CLASS R                                                                 (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                                                 +3.90%
Aggregate Total Return 6                                                  +2.90%
Value of $10,000 Investment 3                                            $10,290
Distribution Rate 4              7.78%
30-Day Standardized Yield 5      5.93%

ADVISOR CLASS 7                          6-MONTH    1-YEAR    5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                 +7.97%    +5.06%   +48.75%    +147.57%
Average Annual Total Return 2             +7.97%    +5.06%    +8.27%      +9.49%
Value of $10,000 Investment 3            $10,797   $10,506   $14,875     $24,757
Distribution Rate 4              8.27%
30-Day Standardized Yield 5      6.43%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. Distribution rate is based on an annualization of the respective class's March monthly dividend and the maximum offering price (NAV for Classes B and R and Advisor Class) per share on 3/31/02.
5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/02.
6. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class B and Class R shares have existed for less than one year, average annual total returns are not provided.
7. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +50.36% and +8.08%.



Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-free Income


[SIDEBAR]
SINCE 1983, THE FUND HAS INVESTED PRIMARILY IN GINNIE MAE SECURITIES, WHICH CARRY A GUARANTEE BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT AS TO THE TIMELY PAYMENT OF INTEREST AND PRINCIPAL.(1) ISSUED BY THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), GINNIE MAES HAVE BEEN AMONG THE HIGHEST YIELDING U.S. GOVERNMENT OBLIGATIONS AVAILABLE.




FRANKLIN U.S. GOVERNMENT SECURITIES FUND





--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN U.S. GOVERNMENT SECURITIES FUND SEEKS HIGH, CURRENT INCOME FROM A PORTFOLIO OF U.S. GOVERNMENT SECURITIES.
--------------------------------------------------------------------------------

This semiannual report for Franklin U.S. Government Securities Fund covers the period ended March 31, 2002. During the six months under review, slowing U.S. economic growth and an increasingly uncertain economic environment led the Federal Reserve Board (the Fed) to continue reducing short-term interest rates through the final quarter of 2001. The Fed reduced the federal funds target rate 125 basis



FRANKLIN U.S. GOVERNMENT SECURITIES FUND - CLASS A VS. COMPARABLE INVESTMENTS* Risk vs. Return (4/97-3/02)
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                      Annualized Geometric         Annualized
Series Name                                   Mean %                Risk %
--------------------------------------------------------------------------------
Franklin U.S. Govt. Secs Fund                 6.99%                  2.64%
P&R US TNote 1 Yr                             5.66%                  0.88%
P&R US TNote 10 Yr                            7.49%                  6.58%
P&R US TNote 30 Yr                            9.04%                 10.30%


*Source: Standard & Poor's Micropal. Indexes are unmanaged. Investors cannot invest directly in an index. Average annual total return represents the average annual change in value of an investment over the period indicated. These figures assume reinvestment of distributions and do not include sales charges. Risk is measured by the annualized standard deviation of monthly total returns. In general, the higher the standard deviation, the greater the volatility. The Fund's Class A shares' average annual total return does not include the current, maximum 4.25% initial sales charge. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. The Fund's investment return and share price will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance does not guarantee future results.


1. U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government as to timely payment of principal and interest. The Fund's yield and share price are not guaranteed and will vary with market conditions. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 55.

DIVIDEND DISTRIBUTIONS
Franklin U.S. Government Securities Fund
10/1/01-3/31/02

                                                                  DIVIDEND PER SHARE
                        ----------------------------------------------------------------------------------------------
MONTH                     CLASS A                  CLASS B               CLASS C          CLASS R*       ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------
October                  3.53 cents              3.25 cents            3.23 cents            --            3.59 cents
November                 3.53 cents              3.25 cents            3.23 cents            --            3.60 cents
December                 3.53 cents              3.22 cents            3.22 cents            --            3.60 cents
January                  3.38 cents              3.07 cents            3.07 cents        3.38 cents        3.45 cents
February                 3.38 cents              3.07 cents            3.07 cents        3.16 cents        3.44 cents
March                    3.38 cents              3.08 cents            3.08 cents        3.16 cents        3.44 cents
----------------------------------------------------------------------------------------------------------------------
TOTAL                   20.73 CENTS             18.94 CENTS           18.90 CENTS        9.70 CENTS       21.12 CENTS



*On January 1, 2002, the Fund began offering Class R shares to investors. See the prospectus for details.


points (1.25%) in the last three months of 2001, to 1.75%, its lowest in over 40 years. During the first quarter of 2002, the federal funds target rate remained at this level, although the Fed changed its bias to neutral in March because of improving economic data.

Anticipating economic growth and a change by the Fed, market interest rates, including mortgages, rose steadily during the period, and we saw a decrease in mortgage refinancings. According to the Federal Home Loan Mortgage Corporation, the conforming 30-year fixed mortgage rate increased from 6.64% the week of October 1, 2001, to 7.18% by the end of March 2002. Franklin U.S. Government Securities Fund invests primarily in Government National Mortgage Association
(GNMA) mortgage-backed securities, which were affected by this trend. Seeking to take advantage of increasing mortgage rates and reduced prepayment risk, the Fund invested in bonds in the mid-coupon range. Another trend impacting the Fund during the six months

YIELD COMPARISON
3/31/02
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Franklin U.S. Government Securities Fund-- Class A   5.49%
10-Year Treasury Note*   5.40%
Ginnie Mae Funds Average*   4.71%
Money Market Funds Average*   1.15%

*Sources: Standard & Poor's Micropal; Lipper Inc. Franklin U.S. Government Securities Fund -- Class A shares' yield, calculated as required by the SEC, is based on earning of the Fund's portfolio for the 30 days ended 3/31/02. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. Money funds attempt to maintain a stable net asset value of $1.00 per share, while shares of Franklin U.S. Government Securities Fund will fluctuate with market conditions. Lipper averages do not include sales charges.



under review was the flight to high-quality securities due to corporate sector problems, which contributed to investors questioning the validity of some corporate credit quality ratings. GNMA securities, which carry the full faith and credit of the U.S. government, have the same credit risk as U.S. Treasuries but offer higher income. This higher income with relatively low volatility often results in higher risk-adjusted returns for such securities. The Fund benefited as demand for GNMAs increased during the period in conjunction with investors' increased risk aversion.

Within this environment, Franklin U.S. Government Securities Fund - Class A posted a +0.83% cumulative total return for the six months ended March 31, 2002, as shown in the Performance Summary beginning on page 24. In comparison, the Lehman Brothers Intermediate Government Bond Index returned -0.40% and the Lipper GNMA Funds Average produced a 0.49% return for the same period.(2)

We believe the Fed may maintain historically low short-term interest rates in the near term, as the certainty and stability of an economic rebound are still in question and inflation remains low. In our opinion, it is likely that sustained business investment strength may lead us out of the downturn, although by the end of the reporting period this had yet to materialize. For February 2002, the year-over-year change in the Consumer Price Index, a commonly used measure of inflation, was 1.1%, the lowest annual increase since 1986. Benign inflation levels generally allowed the Fed to keep short-term rates at low levels. Going forward, Franklin U.S. Government Securities



2. Source: Standard & Poor's Micropal; Lipper Inc. The unmanaged Lehman Brothers Intermediate Government Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than 10 years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization. The Lipper GNMA Funds Average consisted of 68 funds on 3/31/02, and does not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Fund will continue to invest primarily in GNMA pass-through securities as we seek to achieve our goal of providing high levels of income within a "plain-vanilla" investment approach. We believe the portfolio is well-positioned to take advantage of investment opportunities going forward.







/S/SIGNATURE
Jack Lemein


/S/SIGNATURE
Roger A. Bayston


/S/SIGNATURE
T. Anthony Coffey

Portfolio Management Team
Franklin U.S. Government Securities Fund




This discussion reflects our views, opinions and portfolio holdings as of March 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND



PERFORMANCE SUMMARY AS OF 3/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION


CLASS A                                         CHANGE       3/31/02     9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.15        $6.78       $6.93
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                                 $0.2073

CLASS B                                         CHANGE       3/31/02     9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.16        $6.77       $6.93
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                                 $0.1894

CLASS C                                         CHANGE       3/31/02     9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.16        $6.75       $6.91
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                                 $0.1890

CLASS R                                         CHANGE       3/31/02      1/1/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.04        $6.79       $6.83
DISTRIBUTIONS (1/1/02-3/31/02)
Dividend Income                                 $0.0970

ADVISOR CLASS                                   CHANGE       3/31/02     9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.16        $6.78       $6.94
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                                 $0.2112



CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.



Past performance does not guarantee future results.

PERFORMANCE


CLASS A                                  6-MONTH    1-YEAR    5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                 +0.83%    +5.81%   +40.21%     +92.94%
Average Annual Total Return 2             -3.49%    +1.35%    +6.06%      +6.34%
Distribution Rate 3              5.73%
30-Day Standardized Yield 4      5.49%

                                                                       INCEPTION
CLASS B                                  6-MONTH    1-YEAR    3-YEAR    (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1                 +0.42%    +5.10%   +18.18%     +18.79%
Average Annual Total Return 2             -3.49%    +1.13%    +4.83%      +4.64%
Distribution Rate 3              5.46%
30-Day Standardized Yield 4      5.20%

                                                                       INCEPTION
CLASS C                                  6-MONTH    1-YEAR    5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1                 +0.41%    +5.11%   +36.40%     +55.35%
Average Annual Total Return 2             -1.56%    +3.05%    +6.18%      +6.41%
Distribution Rate 3              5.42%
30-Day Standardized Yield 4      5.15%

                                                                       INCEPTION
CLASS R                                                                 (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                                                 +0.98%
Aggregate Total Return 5                                                  -0.01%
Distribution Rate 3              5.59%
30-Day Standardized Yield 4      5.37%

ADVISOR CLASS 6                           6-MONTH   1-YEAR    5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                 +0.88%    +5.92%   +41.12%     +94.79%
Average Annual Total Return 2             +0.88%    +5.92%    +7.13%      +6.89%
Distribution Rate 3              6.08%
30-Day Standardized Yield 4      5.85%




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and R and Advisor Class) per share on 3/31/02.
4. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/02.
5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.
6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +42.46% and +6.98%.


Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.

[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-free Income


FRANKLIN UTILITIES FUND




--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN UTILITIES FUND SEEKS BOTH CAPITAL APPRECIATION AND CURRENT INCOME FROM A PORTFOLIO OF PUBLIC UTILITY INDUSTRY SECURITIES.
--------------------------------------------------------------------------------


We are pleased to bring you Franklin Utilities Fund's semiannual report covering the period ended March 31, 2002. While the headlines relating to the California electricity crisis seemed to recede from the front pages during the six months under review, falling commodity prices and Enron's demise made for an even more challenging environment for electric utility stocks. Additionally, the slowing U.S. economic environment negatively affected most stock market sectors during the period.

The fall of Enron, the largest company in the energy trading markets, had a significant impact on electric utility stocks. At the same time, power and natural gas prices fell to historical lows due to the weak economy, mild weather and excessive supply. In response to the Enron debacle and declining commodity prices, credit rating agencies moved swiftly to reassess standards for credit and liquidity in the utility sector, and investors shied away from companies with opaque financials and energy trading operations. As a result of these developments, many companies began to take significant action to improve their credit profiles and increase financial disclosure. Despite early concerns, nascent competitive commodity markets proved extremely resilient as the leading wholesale merchants moved to fill the void left by Enron's downfall. We view these activities as substantial, long-term positive developments for the sector.





The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 60.

PORTFOLIO BREAKDOWN
Franklin Utilities Fund
Based on Total Net Assets
3/31/02

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Stocks    75.7%
Convertible Securities    12.0%
Bonds    10.8%
Short-Term Investments & Other Net Assets    1.5%


Throughout this challenging period, we stayed true to our strategy for Franklin Utilities Fund. We continued to focus on high-quality integrated electric utilities with sound financial profiles and strong business prospects. Due to this, we did not own Enron during the period and thus avoided many of the problems relating to the company. Electric utilities' average earnings per share
(EPS) grew 6% in 2001, and many Wall Street analysts expect EPS to grow about 7% over the next five years.(1) Regarding valuation, electric utility stocks remained relatively cheap compared with the overall equity market on a price-to-earnings basis. On March 31, 2002, 86.1% of the Fund's total net assets were invested in the securities of electric companies.

Within this environment, Franklin Utilities Fund - Class A delivered a +7.32% cumulative total return for the six months ended March 31, 2002, as shown in the Performance Summary beginning on page 29. The Fund's benchmark, the Standard & Poor's 500 Composite Index, returned 10.99% for the same period.(2) We are pleased with our outperformance versus the Lipper Utility Funds Average, composed of 93 utility funds on March 31, 2002, which returned -2.48% for the six-month period.(3)

In the electricity sector, we positioned the Fund toward those companies with attractive financial and operating positions. One such company is FPL Group, our third-largest Fund holding on March 31, 2002. With its A credit rating, FPL has one of the strongest balance sheets in the industry. The company also has one of the highest quality core electric utility franchises with a strong track record of operating efficiency. FPL recently received a favorable outcome to Florida's rate reduction initiative, which provides for attractive earnings visibility through 2005. Additional new positions during the period included Sempra Energy, Questar Corp., Potomac Electric and Constellation Energy.





1. Source: Baseline.
2. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
3. Source: Lipper Inc. Lipper averages do not include sales charges. Fund performance relative to the average may have differed if such charges had been considered. Past performance does not guarantee future results.
The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 HOLDINGS
Franklin Utilities Fund
3/31/02

                               % OF TOTAL
COMPANY                        NET ASSETS
-----------------------------------------

TXU Corp.                            5.5%

Exelon Corp.                         5.3%

FPL Group Inc.                       5.2%

Duke Energy Corp.                    4.9%

Entergy Corp.                        4.8%

Dominion Resources Inc.              4.5%

FirstEnergy Corp.                    4.4%

Aquila Inc.                          3.9%

Cinergy Corp.                        3.9%

American Electric
Power Co. Inc.                       3.7%





Going forward, Franklin Utilities Fund will continue to search for the best return opportunities in the global utilities arena, with a specific focus on the U.S. electricity sector. We remain confident in the near-term earnings capability of this sector's companies and their ability to perform well throughout the economic cycle.

Despite the challenges the industry saw over the reporting period, we have a favorable long-term outlook for the industry. We believe the Fund is well-positioned to benefit from investors' increasingly skeptical view of corporate profit growth given that utilities offer investors earnings quality and consistency. Federal policymakers remain committed to providing new incentives for investing in our nation's energy infrastructure and promoting electric utility deregulation. In the meantime, other states seem to be learning from California's experiences in dealing with their own deregulation plans.






/S/SIGNATURE
John Kohli
Portfolio Manager
Franklin Utilities Fund






This discussion reflects our views, opinions and portfolio holdings as of March 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 3/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION


CLASS A                                         CHANGE       3/31/02     9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.01        $10.01      $10.02
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                                 $0.2240
Short-Term Capital Gain                         $0.0496
Long-Term Capital Gain                          $0.4173
                                                -------
Total                                           $0.6909


CLASS B                                         CHANGE       3/31/02     9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.01        $10.01      $10.02
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                                 $0.2005
Short-Term Capital Gain                         $0.0496
Long-Term Capital Gain                          $0.4173
                                                -------
Total                                           $0.6674


CLASS C                                         CHANGE       3/31/02     9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.01        $10.00      $10.01
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                                 $0.2001
Short-Term Capital Gain                         $0.0496
Long-Term Capital Gain                          $0.4173
                                                -------
Total                                           $0.6670


CLASS R                                         CHANGE       3/31/02      1/1/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.19        $10.00       $9.81
DISTRIBUTIONS (1/1/02-3/31/02)
Dividend Income                                 $0.1033


ADVISOR CLASS                                   CHANGE       3/31/02     9/30/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.01        $10.04      $10.05
DISTRIBUTIONS (10/1/01-3/31/02)
Dividend Income                                 $0.2310
Short-Term Capital Gain                         $0.0496
Long-Term Capital Gain                          $0.4173
                                                -------
Total                                           $0.6979


Past performance does not guarantee future results.



FRANKLIN UTILITIES FUND



CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes B and R and Advisor Class) per share on 3/31/02.
5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/02.
6. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.
7. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +57.49% and +9.04%.



Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




PERFORMANCE


CLASS A                                  6-MONTH    1-YEAR    5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                 +7.32%    -0.59%   +57.03%    +132.50%
Average Annual Total Return 2             +2.81%    -4.81%    +8.49%      +8.33%
Value of $10,000 Investment 3             $10,281   $9,519   $15,029     $22,266
Distribution Rate 4              4.29%
30-Day Standardized Yield 5      4.32%

                                                                       INCEPTION
CLASS B                                  6-MONTH    1-YEAR    3-YEAR    (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1                 +7.06%    -1.16%   +27.94%     +13.34%
Average Annual Total Return 2             +3.06%    -4.78%    +7.71%      +3.16%
Value of $10,000 Investment 3            $10,306    $9,522   $12,494     $11,063
Distribution Rate 4              4.01%
30-Day Standardized Yield 5      4.00%

                                                                       INCEPTION
CLASS C                                  6-MONTH    1-YEAR    5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1                 +7.06%    -1.07%   +53.25%     +87.71%
Average Annual Total Return 2             +5.02%    -2.94%    +8.70%      +9.37%
Value of $10,000 Investment 3            $10,502    $9,706   $15,179     $18,582
Distribution Rate 4              3.97%
30-Day Standardized Yield 5      3.96%

                                                                       INCEPTION
CLASS R                                                                 (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                                                 +3.03%
Aggregate Total Return 6                                                  +2.03%
Value of $10,000 Investment 3                                            $10,203
Distribution Rate 4              4.13%
30-Day Standardized Yield 5      4.21%

ADVISOR CLASS7                           6-MONTH    1-YEAR    5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                 +7.38%    -0.45%   +58.48%    +136.69%
Average Annual Total Return 2             +7.38%    -0.45%    +9.65%      +9.00%
Value of $10,000 Investment 3            $10,738    $9,955   $15,848     $23,669
Distribution Rate 4              4.59%
30-Day Standardized Yield 5      4.62%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights


FRANKLIN DYNATECH FUND

                                                       SIX MONTHS ENDED
                                                        MARCH 31, 2002                 YEAR ENDED SEPTEMBER 30,
                                                                        -------------------------------------------------------
CLASS A                                                   (UNAUDITED)       2001        2000 D       1999      1998       1997
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............          $18.76        $28.60      $23.11       $17.84    $18.48     $14.03
                                                       ------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .........................             .03           .44         .56          .37       .27        .10
 Net realized and unrealized gains (losses) ......            1.38         (9.70)       5.30         5.14       .23       4.81
                                                       ------------------------------------------------------------------------
Total from investment operations .................            1.41         (9.26)       5.86         5.51       .50       4.91
                                                       ------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................            (.31)         (.58)       (.37)        (.24)     (.17)      (.06)
 Net realized gains ..............................              --            --          --           --      (.97)      (.40)
                                                       ------------------------------------------------------------------------
Total distributions ..............................            (.31)         (.58)       (.37)        (.24)    (1.14)      (.46)
                                                       ------------------------------------------------------------------------
Net asset value, end of period ...................          $19.86        $18.76      $28.60       $23.11    $17.84     $18.48
                                                       ========================================================================

Total return b ...................................           7.46%      (32.86)%      25.57%       31.15%     3.06%     35.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................        $564,042      $530,074    $809,140     $499,471  $215,864   $188,102
Ratios to average net assets:
 Expenses ........................................            .96% c        .95%        .94%        1.00%     1.02%      1.04%
 Net investment income ...........................            .26% c       1.93%       1.98%        1.70%     1.55%       .75%
Portfolio turnover rate ..........................           5.88%         3.76%       5.45%        6.49%    10.84%      5.59%


CLASS B
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............          $18.57        $28.45      $28.05
                                                       ---------------------------------------
Income from investment operations:
 Net investment income (loss) a ..................            (.05)          .25         .28
 Net realized and unrealized gains (losses) ......            1.37         (9.62)        .12
                                                       ---------------------------------------
Total from investment operations .................            1.32         (9.37)        .40
                                                       ---------------------------------------
Less distributions from net investment income ....            (.17)         (.51)         --
                                                       ---------------------------------------
Net asset value, end of period ...................          $19.72        $18.57      $28.45
                                                       =======================================

Total return b ...................................           7.09%      (33.37)%       1.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................          $6,470        $5,473      $4,749
Ratios to average net assets:
 Expenses ........................................           1.70% c       1.70%       1.73% c
 Net investment income (loss) ....................          (.50)% c       1.13%       1.43% c
Portfolio turnover rate ..........................           5.88%         4.07%       5.45%



a Based on average shares outstanding effective year ended September 30, 1999. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d For the period February 1, 2000 (effective date) to September 30, 2000 for Class B.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)


FRANKLIN DYNATECH FUND (CONT.)

                                                        SIX MONTHS ENDED
                                                         MARCH 31, 2002                 YEAR ENDED SEPTEMBER 30,
                                                                        -------------------------------------------------------
CLASS C                                                    (UNAUDITED)      2001        2000         1999      1998       1997
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............         $18.34        $27.95      $22.64       $17.53    $18.30     $14.03
                                                        -----------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...................           (.05)          .27         .34          .22       .15        .07
 Net realized and unrealized gains (losses) .......           1.35         (9.50)       5.21         5.05       .17       4.66
                                                        -----------------------------------------------------------------------
Total from investment operations ..................           1.30         (9.23)       5.55         5.27       .32       4.73
                                                        -----------------------------------------------------------------------
Less distributions from:
 Net investment income ............................           (.14)         (.38)       (.24)        (.16)     (.12)      (.06)
 Net realized gains ...............................             --            --          --           --      (.97)      (.40)
                                                        -----------------------------------------------------------------------
Total distributions ...............................           (.14)         (.38)       (.24)        (.16)    (1.09)      (.46)
                                                        -----------------------------------------------------------------------
Net asset value, end of period ....................         $19.50        $18.34      $27.95       $22.64    $17.53     $18.30
                                                        =======================================================================

Total return b ....................................          7.07%      (33.36)%      24.65%       30.20%     2.03%     34.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................        $77,706       $77,204    $126,313      $73,890   $12,358     $3,386
Ratios to average net assets:
 Expenses .........................................          1.69% c       1.70%       1.69%        1.75%     1.79%      1.82%
 Net investment income (loss) .....................         (.48)% c       1.19%       1.23%        1.00%      .81%       .25%
Portfolio turnover rate ...........................          5.88%         4.07%       5.45%        6.49%    10.84%      5.59%






a Based on average shares outstanding effective year ended September 30, 1999. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized



                                            See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED)



  DYNATECH FUND                                                                       COUNTRY         SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS 53.9%

  AIR FREIGHT/COURIERS .5%
  C.H. Robinson Worldwide Inc. ................................................    United States       40,000    $ 1,344,000
  United Parcel Service Inc., B ...............................................    United States       30,000      1,824,000
                                                                                                                 ------------
                                                                                                                   3,168,000
                                                                                                                 ------------
a BIOTECHNOLOGY 3.9%
  Aclara Biosciences Inc. .....................................................    United States       28,000         93,520
  Affymetrix Inc. .............................................................    United States       22,200        643,356
  Amgen Inc. ..................................................................    United States      165,000      9,847,200
  Chiron Corp. ................................................................    United States       50,000      2,294,500
  Genentech Inc. ..............................................................    United States      243,200     12,269,440
                                                                                                                 ------------
                                                                                                                  25,148,016
                                                                                                                 ------------
a BROADCASTING .5%
  Entercom Communications Corp. ...............................................    United States       60,000      3,292,200
                                                                                                                 ------------
a CABLE/SATELLITE TV .9%
  General Motors Corp., H .....................................................    United States      170,000      2,796,500
  Liberty Media Corp., A ......................................................    United States      260,000      3,286,400
  NDS Group PLC, ADR ..........................................................   United Kingdom        3,500         49,000
                                                                                                                 ------------
                                                                                                                   6,131,900
                                                                                                                 ------------
  CHEMICALS: SPECIALTY .2%
  Sigma-Aldrich Corp. .........................................................    United States       30,000      1,408,800
                                                                                                                 ------------
a COMPUTER COMMUNICATIONS 2.0%
  Brocade Communications Systems Inc. .........................................    United States       80,000      2,160,000
  Cisco Systems Inc. ..........................................................    United States      620,000     10,496,600
                                                                                                                 ------------
                                                                                                                  12,656,600
                                                                                                                 ------------
a COMPUTER PERIPHERALS 1.3%
  EMC Corp. ...................................................................    United States      180,000      2,145,600
  Lexmark International Inc. ..................................................    United States      105,000      6,003,900
                                                                                                                 ------------
                                                                                                                   8,149,500
                                                                                                                 ------------
  COMPUTER PROCESSING HARDWARE 5.4%
a Apple Computer Inc. .........................................................    United States      100,000      2,367,000
  Compaq Computer Corp. .......................................................    United States      365,000      3,814,250
  Hewlett-Packard Co. .........................................................    United States      220,000      3,946,800
  International Business Machines Corp. .......................................    United States      170,000     17,680,000
a NCR Corp. ...................................................................    United States      100,000      4,475,000
a Sun Microsystems Inc. .......................................................    United States      430,000      3,792,600
                                                                                                                 ------------
                                                                                                                  36,075,650
                                                                                                                 ------------
  CONTRACT DRILLING
  Transocean Sedco Forex Inc. .................................................    United States        5,808        193,000
                                                                                                                 ------------
  DATA PROCESSING SERVICES 1.3%
  First Data Corp. ............................................................    United States      100,000      8,725,000
                                                                                                                 ------------
a ELECTRONIC COMPONENTS .2%
  Flextronics International Ltd. ..............................................      Singapore         70,000      1,277,500
                                                                                                                 ------------
  ELECTRONIC EQUIPMENT/INSTRUMENTS 2.3%
a Agilent Technologies Inc. ...................................................    United States      250,140      8,744,894
a JDS Uniphase Corp. ..........................................................    United States      350,000      2,061,500
  Symbol Technologies Inc. ....................................................    United States      101,250      1,138,050
a Waters Corp. ................................................................    United States      100,000      2,797,000
                                                                                                                 ------------
                                                                                                                  14,741,444
                                                                                                                 ------------
a ELECTRONIC PRODUCTION EQUIPMENT 2.5%
  Applied Materials Inc. ......................................................    United States      220,000     11,939,400
  KLA-Tencor Corp. ............................................................    United States       60,000      3,990,000
                                                                                                                 ------------
                                                                                                                  15,929,400
                                                                                                                 ------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED) (CONT.)



  DYNATECH FUND                                                                       COUNTRY         SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)

  ELECTRONICS/APPLIANCES 1.2%
  Sony Corp., ADR .............................................................        Japan          150,000    $ 7,755,000
                                                                                                                 ------------
  FINANCIAL CONGLOMERATES .8%
  Citigroup Inc. ..............................................................    United States      100,000      4,952,000
                                                                                                                 ------------
  FINANCIAL PUBLISHING/SERVICES .4%
  Equifax Inc. ................................................................    United States       50,000      1,495,000
  Reuters Group PLC, ADR ......................................................   United Kingdom       25,000      1,179,750
                                                                                                                 -----------
                                                                                                                   2,674,750
                                                                                                                 ------------
  HOUSEHOLD/PERSONAL CARE .2%
  Estee Lauder Cos. Inc., A ...................................................    United States       40,000      1,366,400
                                                                                                                 ------------
a INFORMATION TECHNOLOGY SERVICES .9%
  Computer Sciences Corp. .....................................................    United States      100,000      5,075,000
  Equant NV, N.Y. .............................................................     Netherlands        50,000        555,000
                                                                                                                 ------------
                                                                                                                   5,630,000
                                                                                                                 ------------
a INSURANCE BROKERS/SERVICES .2%
  ChoicePoint Inc. ............................................................    United States       26,000      1,497,600
                                                                                                                 ------------
a INTERNET SOFTWARE/SERVICES .3%
  Inktomi Corp. ...............................................................    United States      130,000        448,500
  VeriSign Inc. ...............................................................    United States       50,000      1,350,000
  Yahoo! Inc. .................................................................    United States       25,000        461,750
                                                                                                                 ------------
                                                                                                                   2,260,250
                                                                                                                 ------------
a MAJOR TELECOMMUNICATIONS .1%
  France Telecom SA, rts., 6/29/04 ............................................       France           50,000        521,000
                                                                                                                 ------------
  MANAGED HEALTH CARE .7%
  UnitedHealth Group Inc. .....................................................    United States       60,000      4,585,200
                                                                                                                 ------------
  MEDIA CONGLOMERATES 1.0%
a AOL Time Warner Inc. ........................................................    United States      250,000      5,912,500
  News Corp. Ltd., ADR ........................................................      Australia         20,000        567,600
                                                                                                                 ------------
                                                                                                                   6,480,100
                                                                                                                 ------------
  MEDICAL DISTRIBUTORS .6%
  McKesson Corp. ..............................................................    United States      100,000      3,743,000
                                                                                                                 ------------
  MEDICAL SPECIALTIES 1.2%
  Medtronic Inc. ..............................................................    United States      150,000      6,781,500
a Zimmer Holdings Inc. ........................................................    United States       27,000        919,350
                                                                                                                 ------------
                                                                                                                   7,700,850
                                                                                                                 ------------
a MISCELLANEOUS COMMERCIAL SERVICES .7%
  Sabre Holdings Corp., A .....................................................    United States      100,000      4,671,000
                                                                                                                 ------------
  MULTI-LINE INSURANCE .6%
  American International Group Inc. ...........................................    United States       50,000      3,607,000
                                                                                                                 ------------
  OILFIELD SERVICES/EQUIPMENT .3%
  Schlumberger Ltd. ...........................................................    United States       30,000      1,764,600
                                                                                                                 ------------
a OTHER CONSUMER SERVICES 1.0%
  eBay Inc. ...................................................................    United States      110,000      6,230,400
                                                                                                                 ------------
a PACKAGED SOFTWARE 6.4%
  i2 Technologies Inc. ........................................................    United States      460,000      2,327,600
Intuit Inc. ................................................................. United States 170,000 6,521,200
  Microsoft Corp. .............................................................    United States      430,000     25,933,300
  Oracle Corp. ................................................................    United States      200,000      2,560,000
  SpeechWorks International Inc. ..............................................    United States       20,000        156,800
  VERITAS Software Corp. ......................................................    United States      100,000      4,383,000
                                                                                                                 ------------
                                                                                                                  41,881,900
                                                                                                                 ------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED) (CONT.)



  DYNATECH FUND                                                                       COUNTRY         SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)

  PHARMACEUTICALS: MAJOR 4.4%
  Bristol-Myers Squibb Co. ....................................................    United States      100,000    $ 4,049,000
  Johnson & Johnson ...........................................................    United States       40,000      2,598,000
  Merck & Co. Inc. ............................................................    United States       30,000      1,727,400
  Pfizer Inc. .................................................................    United States      427,500     16,988,850
  Schering-Plough Corp. .......................................................    United States      100,000      3,130,000
                                                                                                                 ------------
                                                                                                                  28,493,250
                                                                                                                 ------------
a RECREATIONAL PRODUCTS .8%
  Electronic Arts Inc. ........................................................    United States       80,000      4,864,000
                                                                                                                 ------------
  SEMICONDUCTORS 8.2%
a Analog Devices Inc. .........................................................    United States       50,000      2,252,000
  Intel Corp. .................................................................    United States    1,120,000     34,059,200
a Intersil Corp. ..............................................................    United States       50,000      1,417,500
  Linear Technology Corp. .....................................................    United States      200,000      8,844,000
a Xilinx Inc. .................................................................    United States      170,000      6,776,200
                                                                                                                 ------------
                                                                                                                  53,348,900
                                                                                                                 ------------
  TELECOMMUNICATIONS EQUIPMENT 2.9%
  Corning Inc. ................................................................    United States      113,100        861,822
  Lucent Technologies Inc. ....................................................    United States      160,000        756,800
  Motorola Inc. ...............................................................    United States      680,750      9,666,650
  Nokia Corp., ADR ............................................................       Finland         315,000      6,533,100
  Nortel Networks Corp. .......................................................       Canada          220,000        987,800
                                                                                                                 ------------
                                                                                                                  18,806,172
                                                                                                                 ------------
  TOTAL COMMON STOCKS AND RIGHTS (COST $306,621,210)                                                             349,730,382
                                                                                                                 ------------


                                                                                                  PRINCIPAL
                                                                                                    AMOUNT
                                                                                                 ------------
  REPURCHASE AGREEMENT 46.2%
  Joint Repurchase Agreement, 1.826%, 4/01/01, (Maturity Value $299,237,514)
  (COST $299,176,814) .........................................................                  $299,176,814    299,176,814
  ABN AMRO Inc. (Maturity Value $26,964,292)
  Barclays Capital Inc. (Maturity Value $26,964,292)
  Bear, Stearns & Co., Inc. (Maturity Value $17,976,194)
  BMO Nesbitt Burns Corp. (Maturity Value $26,964,292)
  BNP Paribas Securities Corp. (Maturity Value $26,964,292)
  Deutche Bank Securities Inc. (Maturity Value $26,964,292)
  Dresdner Kleinwort Wasserstein Securities, LLC. (Maturity Value $17,976,194)
  Goldman, Sachs & Co. (Maturity Value $26,964,292)
  Greenwich Capital Markets, Inc. (Maturity Value $26,964,292)
  Lehman Brothers Inc. (Maturity Value $20,545,798)
  Morgan Stanley & Co. Inc. (Maturity Value $26,964,292)
  UBS Warburg LLC (Maturity Value $26,964,292)
  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
  Government Agency Securities
                                                                                                                -------------
  TOTAL INVESTMENTS (COST $605,798,024) 100.1% ................................                                  648,907,196
  OTHER ASSETS, LESS LIABILITIES (.1)% ........................................                                     (689,781)
                                                                                                                -------------
  NET ASSETS 100.0% ...........................................................                                 $648,217,415
                                                                                                                =============



a Non-income producing
b See Note 1(c) regarding joint repurchase agreement.


                                            See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights


FRANKLIN GROWTH FUND

                                                   SIX MONTHS ENDED
                                                    MARCH 31, 2002                      YEAR ENDED SEPTEMBER 30,
                                                                     --------------------------------------------------------------
CLASS A                                               (UNAUDITED)        2001         2000         1999 D       1998         1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $27.81          $36.91       $33.21       $28.58       $27.09       $22.82
                                                   --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .........................        .03             .23          .45          .39          .49          .36
 Net realized and unrealized gains (losses) ......       4.28           (7.26)        3.96         4.89         1.71         4.34
                                                   --------------------------------------------------------------------------------
Total from investment operations .................       4.31           (7.03)        4.41         5.28         2.20         4.70
                                                   --------------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................       (.16)           (.40)        (.45)        (.44)        (.47)        (.23)
 Net realized gains ..............................       (.05)          (1.67)        (.26)        (.21)        (.24)        (.20)
                                                   --------------------------------------------------------------------------------
Total distributions ..............................       (.21)          (2.07)        (.71)        (.65)        (.71)        (.43)
                                                   --------------------------------------------------------------------------------
Net asset value, end of period ...................     $31.91          $27.81       $36.91       $33.21       $28.58       $27.09
                                                   ================================================================================

Total return b ...................................     15.48%        (20.12)%       13.53%       18.63%        8.22%       20.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................ $1,918,497      $1,657,387   $2,149,928   $2,119,740   $1,635,780   $1,435,561
Ratios to average net assets:
 Expenses ........................................       .91% c          .91%         .93%         .89%         .88%         .89%
 Net investment income ...........................       .22% c          .69%        1.27%        1.19%        1.78%        1.60%
Portfolio turnover rate ..........................       .48%            .29%        8.12%        3.74%         .58%        1.77%

CLASS B
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $27.46          $36.54       $33.03       $31.45
                                                   ------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..................       (.08)           (.03)         .16          .14
 Net realized and unrealized gains (losses) ......       4.23           (7.18)        3.96         1.44
                                                   ------------------------------------------------------
Total from investment operations .................       4.15           (7.21)        4.12         1.58
                                                   ------------------------------------------------------
Less distributions from:
 Net investment income ...........................         --            (.20)        (.35)          --
 Net realized gains ..............................       (.05)          (1.67)        (.26)          --
                                                   ------------------------------------------------------
Total distributions ..............................       (.05)          (1.87)        (.61)          --
                                                   ------------------------------------------------------
Net asset value, end of period ...................     $31.56          $27.46       $36.54       $33.03
                                                   ======================================================

Total return b ...................................     15.10%        (20.74)%       12.68%        5.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................    $99,192         $66,095      $38,353      $17,271
Ratios to average net assets:
 Expenses ........................................      1.65% c         1.66%        1.68%        1.65% c
 Net investment income (loss) ....................     (.52)% c        (.10)%         .45%         .57% c
Portfolio turnover rate ..........................       .48%            .29%        8.12%        3.74%



a Based on average shares outstanding effective year ended September 30, 1999. b Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.
c Annualized
d For the period January 1, 1999 (effective date) to September 30, 1999 for Class B.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)


FRANKLIN GROWTH FUND (CONT.)

                                                   SIX MONTHS ENDED
                                                    MARCH 31, 2002                      YEAR ENDED SEPTEMBER 30,
                                                                     --------------------------------------------------------------
CLASS C                                               (UNAUDITED) c      2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $27.24          $36.19       $32.58       $28.11       $26.70       $22.60
                                                   --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..................       (.08)           (.02)         .18          .14          .29          .20
 Net realized and unrealized gains (losses) ......       4.18           (7.13)        3.91         4.81         1.66         4.25
                                                   --------------------------------------------------------------------------------
Total from investment operations .................       4.10           (7.15)        4.09         4.95         1.95         4.45
                                                   -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................         --            (.13)        (.22)        (.27)        (.30)        (.15)
 Net realized gains ..............................       (.05)          (1.67)        (.26)        (.21)        (.24)        (.20)
                                                   --------------------------------------------------------------------------------
Total distributions ..............................       (.05)          (1.80)        (.48)        (.48)        (.54)        (.35)
                                                   --------------------------------------------------------------------------------
Net asset value, end of period ...................     $31.29          $27.24       $36.19       $32.58       $28.11       $26.70
                                                   ================================================================================

Total return b ...................................     15.04%        (20.72)%       12.71%       17.71%        7.39%       19.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................   $365,042        $310,650     $374,483     $362,216     $189,572     $117,218
Ratios to average net assets:
 Expenses ........................................      1.65% d         1.66%        1.68%        1.65%        1.65%        1.66%
 Net investment income (loss) ....................     (.52)% d        (.06)%         .52%         .45%        1.02%         .85%
Portfolio turnover rate ..........................       .48%            .29%        8.12%        3.74%         .58%        1.77%

CLASS R
-------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $31.59
                                                   ----------------
Income from investment operations:
 Net investment income a .........................        .01
 Net realized and unrealized gains ...............        .30
                                                   ----------------
Total from investment operations .................        .31
                                                   ----------------
Net asset value, end of period ...................     $31.90
                                                   ================

Total return b ...................................       .98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $761
Ratios to average net assets:
 Expenses ........................................      1.15% d
 Net investment income ...........................       .07% d
Portfolio turnover rate ..........................       .48%




a Based on average shares outstanding effective year ended September 30, 1999.
b Total return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.
c For the period January 1, 2002 (effective date) to March 31, 2002 for Class R. d Annualized

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)


FRANKLIN GROWTH FUND (CONT.)

                                                   SIX MONTHS ENDED
                                                    MARCH 31, 2002                      YEAR ENDED SEPTEMBER 30,
                                                                     --------------------------------------------------------------
ADVISOR CLASS                                         (UNAUDITED)        2001         2000         1999         1998         1997 d
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $27.86          $36.99       $33.27       $28.63       $27.13       $23.24
                                                   --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .........................        .07             .31          .54          .46          .57          .25
 Net realized and unrealized gains (losses) ......       4.29           (7.28)        3.97         4.90         1.69         3.64
                                                   --------------------------------------------------------------------------------
Total from investment operations .................       4.36           (6.97)        4.51         5.36         2.26         3.89
                                                   --------------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................       (.24)           (.49)        (.53)        (.51)        (.52)          --
 Net realized gains ..............................       (.05)          (1.67)        (.26)        (.21)        (.24)          --
                                                   --------------------------------------------------------------------------------
Total distributions ..............................       (.29)          (2.16)        (.79)        (.72)        (.76)          --
                                                   --------------------------------------------------------------------------------
Net asset value, end of period ...................     $31.93          $27.86       $36.99       $33.27       $28.63       $27.13
                                                   ================================================================================

Total return b ...................................     15.65%        (19.94)%       13.84%       18.89%        8.47%       16.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................    $38,584         $32,498      $39,442      $35,461      $41,871      $25,823
Ratios to average net assets:
 Expenses ........................................       .66% c          .66%         .68%         .65%         .65%         .66% c
 Net investment income ...........................       .47% c          .94%        1.51%        1.41%        2.01%        1.93% c
Portfolio turnover rate ..........................       .48%            .29%        8.12%        3.74%         .58%        1.77%



a Based on average shares outstanding effective year ended September 30, 1999. b Total return is not annualized for periods less than one year.
c Annualized
d For the period January 2, 1997 (effective date) to September 30, 1997.




                                            See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED)

  GROWTH FUND                                                                         COUNTRY         SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 96.1%

  COMMERCIAL SERVICES 4.2%
a Dun & Bradstreet Corp. ......................................................    United States       122,000   $    4,881,220
  Equifax Inc. ................................................................    United States       400,000       11,960,000
a Gartner Inc., B .............................................................    United States       100,000        1,300,000
  Kelly Services Inc., A ......................................................    United States       300,000        8,469,000
  Moody's Corp. ...............................................................    United States       244,000       10,028,400
a Programming & Systems Inc. ..................................................    United States       345,300            3,453
a R.H. Donnelley Corp. ........................................................    United States        48,800        1,484,984
  R.R. Donnelley & Sons Co. ...................................................    United States       256,000        7,961,600
a Robert Half International Inc. ..............................................    United States       300,000        8,856,000
a Sabre Holdings Corp., A .....................................................    United States       800,000       37,368,000
  Wallace Computer Services Inc. ..............................................    United States       500,000       10,100,000
                                                                                                                 ---------------
                                                                                                                    102,412,657
                                                                                                                 ---------------
a COMMUNICATIONS .1%
  Nextel Communications Inc., A ...............................................    United States       350,000        1,883,000
                                                                                                                 ---------------
  CONSUMER DURABLES 2.1%
  Eastman Kodak Co. ...........................................................    United States       300,000        9,351,000
  Harley-Davidson Inc. ........................................................    United States       200,000       11,026,000
  Hasbro Inc. .................................................................    United States       600,000        9,492,000
  Mattel Inc. .................................................................    United States     1,000,000       20,840,000
  Polaroid Corp. ..............................................................    United States       200,000           17,400
                                                                                                                 ---------------
                                                                                                                     50,726,400
                                                                                                                 ---------------
  CONSUMER NON-DURABLES 3.0%
  American Greetings Corp., A .................................................    United States       900,000       16,335,000
  Hershey Foods Corp. .........................................................    United States       258,200       17,697,028
  International Flavors & Fragrances Inc. .....................................    United States       500,000       17,485,000
  Tootsie Roll Industries Inc. ................................................    United States        20,581          946,541
  V.F. Corp. ..................................................................    United States       500,000       21,625,000
                                                                                                                 ---------------
                                                                                                                     74,088,569
                                                                                                                 ---------------
  CONSUMER SERVICES 4.5%
a AOL Time Warner Inc. ........................................................    United States     1,350,000       31,927,500
  Carnival Corp. ..............................................................    United States       500,000       16,325,000
  Fairmont Hotels & Resorts Inc. ..............................................       Canada           125,000        3,537,500
a Intervisual Books Inc. ......................................................    United States        17,500            7,963
a USA Networks Inc. ...........................................................    United States       600,200       19,068,354
a Viacom Inc., A ..............................................................    United States       200,000        9,720,000
a Viacom Inc., B ..............................................................    United States       100,000        4,837,000
  The Walt Disney Co. .........................................................    United States     1,000,000       23,080,000
                                                                                                                 ---------------
                                                                                                                    108,503,317
                                                                                                                 ---------------
  DISTRIBUTION SERVICES 2.6%
  Cardinal Health Inc. ........................................................    United States       236,250       16,747,763
  Genuine Parts Co. ...........................................................    United States       461,700       16,976,709
a Imagistics International Inc. ...............................................    United States        40,000          636,000
  W.W. Grainger Inc. ..........................................................    United States       500,000       28,115,000
                                                                                                                 ---------------
                                                                                                                     62,475,472
                                                                                                                 ---------------
  ELECTRONIC TECHNOLOGY 19.2%
a Agilent Technologies Inc. ...................................................    United States       300,000       10,488,000
a Apple Computer Inc. .........................................................    United States       500,000       11,835,000
a Avaya Inc. ..................................................................    United States        41,666          307,495
  Boeing Co. ..................................................................    United States     1,000,000       48,250,000
a Cisco Systems Inc. ..........................................................    United States     1,350,000       22,855,500
  Compaq Computer Corp. .......................................................    United States       500,000        5,225,000
a Conexant Systems Inc. .......................................................    United States       300,000        3,615,000
  Corning Inc. ................................................................    United States       500,000        3,810,000

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED) (CONT.)

  GROWTH FUND                                                                         COUNTRY         SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  ELECTRONIC TECHNOLOGY (CONT.)
a Dell Computer Corp. .........................................................    United States       500,000   $   13,055,000
a EMC Corp. ...................................................................    United States       500,000        5,960,000
a Gateway Inc. ................................................................    United States       500,000        3,160,000
  General Dynamics Corp. ......................................................    United States       500,000       46,975,000
  Hewlett-Packard Co. .........................................................    United States       800,000       14,352,000
  Intel Corp. .................................................................    United States       800,000       24,328,000
  International Business Machines Corp. .......................................    United States       560,000       58,240,000
a JDS Uniphase Corp. ..........................................................    United States       300,000        1,767,000
a Juniper Networks Inc. .......................................................    United States       200,000        2,524,000
  Lockheed Martin Corp. .......................................................    United States       500,000       28,790,000
  Lucent Technologies Inc. ....................................................    United States       500,000        2,365,000
a Micrel Inc. .................................................................    United States        25,000          630,500
a Mykrolis Corp. ..............................................................    United States       270,725        4,139,385
  Nokia Corp., ADR ............................................................       Finland          500,000       10,370,000
  Nortel Networks Corp. .......................................................       Canada           500,000        2,245,000
  Northrop Grumman Corp. ......................................................    United States       500,000       56,525,000
  PerkinElmer Inc. ............................................................    United States       500,000        9,250,000
  Raytheon Co. ................................................................    United States       600,000       24,630,000
  Rockwell Automation Inc. ....................................................    United States       100,000        2,006,000
  Rockwell Collins Inc. .......................................................    United States       100,000        2,522,000
a Sun Microsystems Inc. .......................................................    United States     1,600,000       14,112,000
  Texas Instruments Inc. ......................................................    United States       500,000       16,550,000
a Waters Corp. ................................................................    United States       500,000       13,985,000
                                                                                                                 ---------------
                                                                                                                    464,866,880
                                                                                                                 ---------------
  ENERGY MINERALS 1.9%
  Anadarko Petroleum Corp. ....................................................    United States        46,243        2,609,955
  BP PLC, ADR .................................................................   United Kingdom       295,200       15,675,120
  Fording Inc. ................................................................       Canada            83,000        1,621,820
  PanCanadian Energy Corp. ....................................................       Canada           342,000       10,171,080
  Royal Dutch Petroleum Co., N.Y. shs. ........................................     Netherlands        280,000       15,209,600
                                                                                                                 ---------------
                                                                                                                     45,287,575
                                                                                                                 ---------------
  FINANCE .3%
a ChoicePoint Inc. ............................................................    United States       120,000        6,912,000
  National Service Industries Inc. ............................................    United States       125,000        1,305,000
                                                                                                                 ---------------
                                                                                                                      8,217,000
                                                                                                                 ---------------
  HEALTH SERVICES .5%
a Caremark RX Inc. ............................................................    United States        75,625        1,474,688
  IMS Health Inc. .............................................................    United States       500,000       11,225,000
a SYNAVANT Inc. ...............................................................    United States        24,400           82,228
                                                                                                                 ---------------
                                                                                                                     12,781,916
                                                                                                                 ---------------
  HEALTH TECHNOLOGY 20.3%
  Abbott Laboratories .........................................................    United States       400,000       21,040,000
  Allergan Inc. ...............................................................    United States       400,000       25,860,000
a Amgen Inc. ..................................................................    United States       800,000       47,744,000
  Baxter International Inc. ...................................................    United States       500,000       29,760,000
  Bristol-Myers Squibb Co. ....................................................    United States       640,000       25,913,600
a Edwards Lifesciences Corp. ..................................................    United States        50,000        1,397,500
a Elan Corp. PLC, ADR .........................................................   Irish Republic       500,000        6,955,000
  Eli Lilly & Co. .............................................................    United States       400,000       30,480,000
a Genentech Inc. ..............................................................    United States       400,000       20,180,000
a Immunex Corp. ...............................................................    United States       300,000        9,078,000
  Johnson & Johnson ...........................................................    United States       996,000       64,690,200
  Merck & Co. Inc. ............................................................    United States       400,000       23,032,000
  Pall Corp. ..................................................................    United States       500,000       10,245,000

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED) (CONT.)

  GROWTH FUND                                                                         COUNTRY         SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  HEALTH TECHNOLOGY (CONT.)
  Pfizer Inc. .................................................................    United States     1,920,000   $   76,300,800
  Schering-Plough Corp. .......................................................    United States     1,800,000       56,340,000
  Wyeth .......................................................................    United States       600,000       39,390,000
a Zimmer Holdings Inc. ........................................................    United States        64,000        2,179,200
                                                                                                                 ---------------
                                                                                                                    490,585,300
                                                                                                                 ---------------
  INDUSTRIAL SERVICES 2.5%
  El Paso Corp. ...............................................................    United States       800,000       35,224,000
  Schlumberger Ltd. ...........................................................    United States       400,000       23,528,000
  Transocean Sedco Forex Inc. .................................................    United States        77,440        2,573,331
                                                                                                                 ---------------
                                                                                                                     61,325,331
                                                                                                                 ---------------
  NON-ENERGY MINERALS
  Deltic Timber Corp. .........................................................    United States        11,428          345,697
                                                                                                                 ---------------
  PROCESS INDUSTRIES 3.1%
  Air Products & Chemicals Inc. ...............................................    United States       500,000       25,825,000
  Eastman Chemical Co. ........................................................    United States        25,000        1,219,750
a Ionics Inc. .................................................................    United States       400,000       12,824,000
  Millipore Corp. .............................................................    United States       400,000       17,696,000
  RPM Inc. ....................................................................    United States       500,000        7,775,000
  Sigma-Aldrich Corp. .........................................................    United States       200,000        9,392,000
                                                                                                                 ---------------
                                                                                                                     74,731,750
                                                                                                                 ---------------
  PRODUCER MANUFACTURING 16.4%
  Acuity Brands Inc. ..........................................................    United States       500,000        8,265,000
a American Power Conversion Corp. .............................................    United States       500,000        7,390,000
  ArvinMeritor Inc. ...........................................................    United States        12,499          356,846
  Avery Dennison Corp. ........................................................    United States       462,000       28,195,860
  Caterpillar Inc. ............................................................    United States       300,000       17,055,000
  Deere & Co. .................................................................    United States       300,000       13,665,000
a Dionex Corp. ................................................................    United States       250,000        6,082,500
  Emerson Electric Co. ........................................................    United States       500,000       28,695,000
  Illinois Tool Works Inc. ....................................................    United States       500,000       36,175,000
  Ingersoll Rand Co., A .......................................................       Bermuda          501,000       25,060,020
  Minnesota Mining & Manufacturing Co. ........................................    United States       400,000       46,004,000
  Molex Inc. ..................................................................    United States       146,483        5,078,566
  Molex Inc., A ...............................................................    United States       146,483        4,480,915
a Osmonics Inc. ...............................................................    United States       300,000        4,410,000
  Pitney Bowes Inc. ...........................................................    United States       500,000       21,400,000
  Teleflex Inc. ...............................................................    United States       500,000       27,335,000
  Textron Inc. ................................................................    United States       525,000       26,827,500
  Thomas & Betts Corp. ........................................................    United States       500,000       10,580,000
  Tyco International Ltd. .....................................................    United States     1,550,052       50,097,681
  United Technologies Corp. ...................................................    United States       400,000       29,680,000
                                                                                                                 ---------------
                                                                                                                    396,833,888
                                                                                                                 ---------------
  RETAIL TRADE 1.3%
  Albertson's Inc. ............................................................    United States       350,000       11,599,000
  Family Dollar Stores Inc. ...................................................    United States       200,000        6,702,000
  Tiffany & Co. ...............................................................    United States       350,000       12,442,500
  Weis Markets Inc. ...........................................................    United States        58,218        1,766,916
                                                                                                                 ---------------
                                                                                                                     32,510,416
                                                                                                                 ---------------
  TECHNOLOGY SERVICES 6.9%
  Automatic Data Processing Inc. ..............................................    United States       800,000       46,616,000
a Certegy Inc. ................................................................    United States       200,000        7,940,000
  Computer Associates International Inc. ......................................    United States       500,000       10,945,000
a Computer Sciences Corp. .....................................................    United States     1,000,000       50,750,000

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED) (CONT.)

  GROWTH FUND                                                                         COUNTRY         SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  TECHNOLOGY SERVICES (CONT.)
a Microsoft Corp. .............................................................    United States       500,000    $  30,155,000
a Oracle Corp. ................................................................    United States       500,000        6,400,000
a Yahoo! Inc. .................................................................    United States       800,000       14,776,000
                                                                                                                 ---------------
                                                                                                                    167,582,000
                                                                                                                 ---------------
  TRANSPORTATION 7.2%
a Alaska Air Group Inc. .......................................................    United States       500,000       16,645,000
a AMR Corp. ...................................................................    United States     1,080,000       28,522,800
  British Airways PLC, ADR ....................................................   United Kingdom       500,000       17,550,000
  Canadian Pacific Railway Ltd. ...............................................       Canada           250,000        5,355,000
a Continental Airlines Inc., B ................................................    United States       500,000       14,160,000
  CP Ships Ltd. ...............................................................       Canada           125,000        1,502,500
  Delta Air Lines Inc. ........................................................    United States     1,000,000       32,720,000
  KLM Royal Dutch Airlines, N.Y. shs. .........................................     Netherlands        500,001        7,240,014
a Northwest Airlines Corp. ....................................................    United States       500,000        9,535,000
  Providence & Worcester Railroad Co. .........................................    United States        85,000          677,450
  Southwest Airlines Co. ......................................................    United States        65,200        1,261,620
  UAL Corp. ...................................................................    United States     1,000,000       16,340,000
  Union Pacific Corp. .........................................................    United States       300,000       18,642,000
a US Airways Group Inc. .......................................................    United States       500,000        3,225,000
                                                                                                                 ---------------
                                                                                                                    173,376,384
                                                                                                                 ---------------
  TOTAL COMMON STOCKS (COST $1,348,429,976)                                                                       2,328,533,552
                                                                                                                 ---------------



                                                                                                    PRINCIPAL
                                                                                                      AMOUNT
                                                                                                   -----------
b REPURCHASE AGREEMENT 3.9%
  Joint Repurchase Agreement, 1.826%, 4/01/02, (Maturity Value $93,681,302)
  (COST $93,662,299) ..........................................................                    $93,662,299       93,662,299
   ABN AMRO Inc. (Maturity Value $8,443,496)
   Barclays Capital Inc. (Maturity Value $8,443,496)
   Bear, Stearns & Co. Inc. (Maturity Value $5,629,309)
   BMO Nesbitt Burns Corp. (Maturity Value $8,443,496)
   BNP Paribas Securities Corp. (Maturity Value $8,443,496)
   Deutche Bank Alex Brown (Maturity Value $8,443,496)
   Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $5,629,309)
   Goldman, Sachs & Co. (Maturity Value $8,443,496)
   Greenwich Capital Markets Inc. (Maturity Value $8,443,496)
   Lehman Brothers Inc. (Maturity Value $6,431,220)
   Morgan Stanley & Co. Inc. (Maturity Value $8,443,496)
   UBS Warburg LLC (Maturity Value $8,443,496)
    Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S.
    Government Agency Securities
  TOTAL REPURCHASE AGREEMENTS (COST $93,662,299)
                                                                                                                 ---------------
  TOTAL INVESTMENTS (COST $1,442,092,275) 100.0% ..............................                                   2,422,195,851
  OTHER ASSETS, LESS LIABILITIES ..............................................                                        (119,062)
                                                                                                                 ---------------
  NET ASSETS 100.0% ...........................................................                                  $2,422,076,789
                                                                                                                 ===============


a Non-income producing
b See Note 1(c) regarding joint repurchase agreement.



                                            See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights


FRANKLIN INCOME FUND

                                                    SIX MONTHS ENDED
                                                     MARCH 31, 2002                      YEAR ENDED SEPTEMBER 30,
                                                                     ---------------------------------------------------------------
CLASS A                                               (UNAUDITED) C       2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $2.16           $2.35        $2.23        $2.34        $2.49        $2.30
                                                    --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .........................         .07             .17          .18          .17          .17          .18
 Net realized and unrealized gains (losses) ......         .11            (.15)         .13         (.09)        (.11)         .20
                                                    --------------------------------------------------------------------------------
Total from investment operations .................         .18             .02          .31          .08          .06          .38
                                                    --------------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................        (.09)           (.18)        (.18)        (.18)        (.18)        (.18)
 Net realized gains ..............................        (.02)           (.03)        (.01)        (.01)        (.03)        (.01)
                                                    --------------------------------------------------------------------------------
Total distributions ..............................        (.11)           (.21)        (.19)        (.19)        (.21)        (.19)
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ...................       $2.23           $2.16        $2.35        $2.23        $2.34        $2.49
                                                    ================================================================================

Total return b ...................................       8.35%            .58%       14.68%        4.02%        2.23%       17.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................  $6,694,855      $5,960,990   $6,083,135   $6,776,804   $7,704,983   $7,738,746
Ratios to average net assets:
 Expenses ........................................        .72% d          .73%         .76%         .73%         .72%         .72%
 Net investment income ...........................       6.58% d         7.54%        8.01%        7.46%        6.83%        7.45%
Portfolio turnover rate ..........................      22.96%          28.13%       24.41%       17.35%       22.01%       16.15%

CLASS B
--------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $2.15
                                                    ----------------
Income from investment operations:
 Net investment income a .........................         .05
 Net realized and unrealized gains ...............         .09
                                                    ----------------
Total from investment operations .................         .14
                                                    ----------------
Less distributions from:
 Net investment income ...........................        (.05)
 Net realized gains ..............................        (.02)
                                                    ----------------
Total distributions ..............................        (.07)
                                                    ----------------
Net asset value, end of period ...................       $2.22
                                                    ================

Total return b ...................................       6.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................    $328,833
Ratios to average net assets:
 Expenses ........................................       1.57% d
 Net investment income ...........................       5.91% d
Portfolio turnover rate ..........................      22.96%



a Based on average shares outstanding effective year ended September 30, 1999. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period November 1, 2001 (effective date) to March 31, 2002 for
  Class B.
d Annualized

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)


FRANKLIN INCOME FUND (CONT.)

                                                    SIX MONTHS ENDED
                                                     MARCH 31, 2002                      YEAR ENDED SEPTEMBER 30,
                                                                     ---------------------------------------------------------------
CLASS B1                                              (UNAUDITED)         2001         2000         1999 D       1998         1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $2.17           $2.35        $2.24        $2.36
                                                     -----------------------------------------------------
Income from investment operations:
 Net investment income a .........................         .07             .16          .17          .12
 Net realized and unrealized gains (losses) ......         .09            (.14)         .12         (.11)
                                                     -----------------------------------------------------
Total from investment operations .................         .16             .02          .29          .01
                                                     -----------------------------------------------------
Less distributions from:
 Net investment income ...........................        (.08)           (.17)        (.17)        (.13)
 Net realized gains ..............................        (.02)           (.03)        (.01)          --
                                                     -----------------------------------------------------
Total distributions ..............................        (.10)           (.20)        (.18)        (.13)
                                                     -----------------------------------------------------
Net asset value, end of period ...................       $2.23           $2.17        $2.35        $2.24
                                                     =====================================================

Total return b....................................       8.10%            .10%       14.09%         .34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................    $526,481        $446,245     $140,711      $83,031
Ratios to average net assets:
 Expenses ........................................       1.22% c         1.23%        1.26%        1.23% c
 Net investment income ...........................       6.08% c         7.02%        7.49%        7.22% c
Portfolio turnover rate ..........................      22.96%          28.13%       24.41%       17.35%

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $2.17           $2.36        $2.24        $2.34        $2.49        $2.30
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .........................         .07             .16          .17          .16          .16          .16
 Net realized and unrealized gains (losses) ......         .10            (.15)         .13         (.08)        (.11)         .21
                                                   ---------------------------------------------------------------------------------
Total from investment operations .................         .17             .01          .30          .08          .05          .37
                                                   ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................        (.08)           (.17)        (.17)        (.17)        (.17)        (.17)
 Net realized gains ..............................        (.02)           (.03)        (.01)        (.01)        (.03)        (.01)
                                                   ---------------------------------------------------------------------------------
Total distributions ..............................        (.10)           (.20)        (.18)        (.18)        (.20)        (.18)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ...................       $2.24           $2.17        $2.36        $2.24        $2.34        $2.49
                                                   =================================================================================

Total return b....................................        8.03%           .09%       14.54%        3.46%        1.70%       16.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................  $1,476,424      $1,080,315     $872,662     $997,438   $1,014,634     $695,355
Ratios to average net assets:
 Expenses ........................................       1.22% c         1.23%        1.26%        1.23%        1.22%        1.22%
 Net investment income ...........................       6.10% c         7.04%        7.51%        6.97%        6.35%        6.96%
Portfolio turnover rate ..........................      22.96%          28.13%       24.41%       17.35%       22.01%       16.15%


a Based on average shares outstanding effective year ended September 30, 1999. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d For the period January 1, 1999 (effective date) to September 30, 1999 for
  Class B1.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)


FRANKLIN INCOME FUND (CONT.)

                                                    SIX MONTHS ENDED
                                                     MARCH 31, 2002                      YEAR ENDED SEPTEMBER 30,
                                                                     ---------------------------------------------------------------
CLASS R                                               (UNAUDITED)         2001         2000         1999 D       1998         1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $2.18
                                                    ----------------
Income from investment operations:
 Net investment income a .........................         .03
 Net realized and unrealized gains ...............         .05
                                                    ----------------
Total from investment operations .................         .08
                                                    ----------------
Less distributions from net investment income ....        (.04)
                                                    ----------------
Net asset value, end of period ...................       $2.22
                                                    ================

Total return b ...................................       3.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................        $361
Ratios to average net assets:
 Expenses ........................................       1.07% d
 Net investment income ...........................       6.43% d
Portfolio turnover rate ..........................      22.96%

ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $2.16           $2.34        $2.23        $2.34        $2.48        $2.34
                                                    --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .........................         .07             .18          .18          .17          .17          .14
 Net realized and unrealized gains (losses) ......         .10            (.15)         .12         (.09)        (.10)         .14
                                                    --------------------------------------------------------------------------------
Total from investment operations .................         .17             .03          .30          .08          .07          .28
                                                    --------------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................        (.09)           (.18)        (.18)        (.18)        (.18)        (.14)
 Net realized gains ..............................        (.02)           (.03)        (.01)        (.01)        (.03)       --
                                                    --------------------------------------------------------------------------------
Total distributions ..............................        (.11)           (.21)        (.19)        (.19)        (.21)        (.14)
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ...................       $2.22           $2.16        $2.34        $2.23        $2.34        $2.48
                                                    ================================================================================

Total return b ...................................       7.97%           1.21%       14.90%        3.71%        2.82%       12.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $29,758         $22,737      $21,220      $23,891      $21,851      $13,318
Ratios to average net assets:
 Expenses ........................................        .57% d          .58%         .61%         .58%         .57%         .57% d
 Net investment income ...........................       6.74% d         7.69%        8.16%        7.60%        7.02%        7.58% d
Portfolio turnover rate ..........................      22.96%          28.13%       24.41%       17.35%       22.01%       16.15%


a Based on average shares outstanding effective year ended September 30, 1999.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c For the period January 1, 2002 (effective date) to March 31, 2002 for Class R.

d Annualized

e For the period  January 2, 1997  (effective  date) to  September  30, 1997 for
  Advisor Class.


                                            See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED)


                                                                                                       SHARES/
  INCOME FUND                                                                         COUNTRY         WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 27.5%

  COMMUNICATIONS .1%
  Telecom Argentina Stet - France Telecom SA, B, ADR .........................       Argentina         1,700,000     $    4,862,000
                                                                                                                     --------------
  CONSUMER DURABLES .2%
  Ford Motor Co. .............................................................    United States          900,000         14,841,000
                                                                                                                     --------------
  CONSUMER NON-DURABLES 6.8%
a Hartmarx Corp. .............................................................    United States        1,302,000          2,734,200
a Loews Corp. - Carolina Group ...............................................    United States          500,000         14,995,000
  Philip Morris Cos. Inc. ....................................................    United States        9,841,100        518,330,729
  R.J. Reynolds Tobacco Holdings Inc. ........................................    United States          933,500         60,444,125
  UST Inc. ...................................................................    United States          482,900         18,799,297
                                                                                                                     --------------
                                                                                                                        615,303,351
                                                                                                                     --------------
a ELECTRONIC TECHNOLOGY .2%
  Anacomp Inc., A ............................................................    United States          780,000         21,060,000
  Loral Space & Communications Ltd., wts., 12/27/06 ..........................    United States           24,430             12,215
                                                                                                                     --------------
                                                                                                                         21,072,215
                                                                                                                     --------------
  ENERGY MINERALS 2.2%
  Canadian Oil Sands Trust Units .............................................       Canada            5,100,000        141,133,885
  Petroleo Brasileiro SA, ADR ................................................       Brazil            2,300,000         60,881,000
                                                                                                                     --------------
                                                                                                                        202,014,885
                                                                                                                     --------------
  FINANCE .2%
  JP Morgan Chase & Co. ......................................................    United States          400,000         14,260,000
                                                                                                                     --------------
a INDUSTRIAL SERVICES
  First Wave Marine Inc. .....................................................    United States           19,139            337,325
                                                                                                                     --------------
  NON-ENERGY MINERALS 1.0%
  Anglo American Platinum Corp. Ltd., ADR ....................................    South Africa           300,000         13,119,226
b AngloGold Ltd., ADR ........................................................    South Africa         2,450,000         61,691,000
  Impala Platinum Holdings Ltd., ADR .........................................    South Africa           300,000         15,917,290
                                                                                                                     --------------
                                                                                                                         90,727,516
                                                                                                                     --------------
  REAL ESTATE .9%
  First Industrial Realty Trust Inc. .........................................    United States        1,000,000         34,250,000
  Liberty Property Trust .....................................................    United States          800,000         25,800,000
  ProLogis Trust .............................................................    United States        1,025,600         23,947,760
                                                                                                                     --------------
                                                                                                                         83,997,760
                                                                                                                     --------------
  UTILITIES 15.9%
  American Electric Power Co. Inc. ...........................................    United States        2,500,000        115,225,000
  Cinergy Corp. ..............................................................    United States        2,600,000         92,950,000
  Dominion Resources Inc. ....................................................    United States          900,000         58,644,000
  DTE Energy Co. .............................................................    United States        1,000,000         45,500,000
  Energy East Corp. ..........................................................    United States        3,000,000         65,250,000
  Entergy Corp. ..............................................................    United States        2,800,000        121,548,000
  Exelon Corp. ...............................................................    United States        1,000,000         52,970,000
  FirstEnergy Corp. ..........................................................    United States        3,202,201        110,732,111
  FPL Group Inc. .............................................................    United States          900,000         53,595,000
  Hawaiian Electric Industries Inc. ..........................................    United States          850,000         37,408,500
  KeySpan Corp. ..............................................................    United States          950,000         34,570,500
  Potomac Electric Power Co. .................................................    United States        2,050,000         47,867,500
  Public Service Enterprise Group Inc. .......................................    United States        2,500,000        114,500,000
  Reliant Energy Inc. ........................................................    United States        2,796,800         72,129,472
  Sempra Energy ..............................................................    United States        2,800,000         70,420,000
  Sierra Pacific Resources ...................................................    United States        1,400,000         21,126,000
  Southern Co. ...............................................................    United States        2,500,000         66,225,000
  TXU Corp. ..................................................................    United States        2,500,000        136,275,000
  Xcel Energy Inc. ...........................................................    United States        5,000,000        126,750,000
                                                                                                                     --------------
                                                                                                                      1,443,686,083
                                                                                                                     --------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED) (CONT.)


  INCOME FUND                                                                        COUNTRY           SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)

a MISCELLANEOUS
  International Wireless Communications Holdings Inc. ........................    United States          652,652       $    221,902
                                                                                                                     --------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $1,658,866,661)                                                              2,491,324,037
                                                                                                                     --------------
  PREFERRED STOCKS .2%
  COMMUNICATIONS
  Nortel Inversora SA, B, ADR ................................................      Argentina            524,000            875,080
                                                                                                                     --------------
  PROCESS INDUSTRIES .2%
a Asia Pulp & Paper Co. Ltd., 12.00%, pfd. ...................................      Indonesia         75,000,000          1,687,500
  Freeport-McMoran Copper & Gold Inc., cum. variable pfd., Gold ..............    United States          400,000         11,280,000
                                                                                                                     --------------
                                                                                                                         12,967,500
                                                                                                                     --------------
  TOTAL PREFERRED STOCKS (COST $79,707,445) ..................................                                           13,842,580
                                                                                                                     --------------
  CONVERTIBLE PREFERRED STOCKS 9.9%
  CONSUMER DURABLES .3%
  Ford Motor Co. Capital Trust II, cvt. pfd. .................................    United States          500,000         28,120,000
                                                                                                                     --------------
  ENERGY MINERALS 2.0%
  Chesapeake Energy Corp., 6.75%, cvt. pfd., 144A ............................    United States          300,000         17,737,500
a Enron Corp. Into EOG Resources, 7.00%, cvt. pfd. ...........................    United States          725,500          2,285,325
  Kerr-McGee Corp. Into Devon Energy, 5.50%, cvt. pfd. .......................    United States          829,000         37,097,750
  Lomak Financing Trust, 5.75%, cvt. pfd. ....................................    United States        1,500,000         44,062,500
  Newfield Financial Trust I, 6.50%, cvt. pfd. ...............................    United States          700,000         38,943,100
  Nuevo Financing I, 5.75%, cvt. pfd., A .....................................    United States        1,450,000         41,905,000
                                                                                                                     --------------
                                                                                                                        182,031,175
                                                                                                                     --------------
  INDUSTRIAL SERVICES .5%
  Weatherford International Inc., 5.00%, cvt. pfd. ...........................    United States          830,000         42,787,330
                                                                                                                     --------------
  NON-ENERGY MINERALS .2%
a Hecla Mining Co., 7.00%, cvt. pfd., B ......................................    United States          375,000          7,500,000
  Newmont Mining Corp., 6.50%, cvt. pfd. .....................................    United States          295,000         14,558,250
                                                                                                                     --------------
                                                                                                                        22,058,250
                                                                                                                     --------------
  PROCESS INDUSTRIES .2%
  Georgia-Pacific Corp., 7.50%, cvt. pfd. ....................................    United States          500,000         16,475,000
                                                                                                                     --------------
  REAL ESTATE 4.3%
  Apartment Investment & Management Co., 8.00%, cvt. pfd., K .................    United States        1,700,000         48,620,000
  Archstone-Smith Trust, cvt. pfd., A ........................................    United States        1,040,000         37,648,000
  Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A .............................    United States        2,100,000         46,305,000
  Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A .........................    United States        3,400,000         74,970,000
  Host Marriott Corp., 6.75%, cvt. pfd. ......................................    United States        1,451,700         64,066,424
  Innkeepers USA Trust, 8.625%, cvt. pfd., A .................................    United States        2,000,000         48,700,000
  Reckson Associates Realty Corp., 7.625%, cvt. pfd., A ......................    United States        1,900,000         46,170,000
  Vornado Realty Trust, 6.50%, cvt. pfd., A ..................................    United States          450,000         27,454,500
                                                                                                                     --------------
                                                                                                                        393,933,924
                                                                                                                     --------------
  RETAIL TRADE .1%
  Kmart Financing I, 7.75%, cvt. pfd. ........................................    United States          500,000          5,225,000
                                                                                                                     --------------
  TRANSPORTATION .5%
  Union Pacific Capital Trust, 6.25%, cvt. pfd. ..............................    United States          900,000         45,395,100
                                                                                                                     --------------
  UTILITIES 1.8%
  CMS Energy Trust I, 7.75%, cvt. pfd. .......................................    United States        1,600,000         53,622,400
  Dominion Resources Inc., 9.50%, cvt. pfd. ..................................    United States          354,900         21,801,507
  FPL Group Inc., 8.50%, cvt. pfd. ...........................................    United States        1,100,000         61,710,000
  PPL Capital Fund Trust I, 7.75%, cvt. pfd., E ..............................    United States        1,250,000         25,875,000
                                                                                                                     --------------
                                                                                                                        163,008,907
                                                                                                                     --------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $949,218,022) .....................                                          899,034,686
                                                                                                                     --------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
  INCOME FUND                                                                        COUNTRY           AMOUNT C            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  BONDS 21.1%

  COMMUNICATIONS 2.1%
  American Cellular Corp., senior sub. note, 9.50%, 10/15/09 .................    United States     $ 49,800,000     $   36,852,000
  Crown Castle International Corp., senior note, 9.375%, 8/01/11 .............    United States       28,400,000         24,069,000
  Dobson Communications Corp., senior note, 10.875%, 7/01/10 .................    United States       50,000,000         48,250,000
d Global Crossing Holdings Ltd., 9.50%, 11/15/09 .............................       Bermuda          75,100,000          1,971,375
d McLeodUSA Inc., senior note, 11.375%, 1/01/09 ..............................    United States       32,900,000          8,389,500
d McLeodUSA Inc., senior note, 8.125%, 2/15/09 ...............................    United States       18,200,000          4,459,000
d Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ..........................    United States       32,000,000            480,000
d Nextlink Communications Inc., 10.75%, 6/01/09 ..............................    United States       51,000,000          6,630,000
  Rural Cellular Corp., A, 9.75%, 1/15/10 ....................................    United States       14,000,000         11,620,000
  Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 ....................    United States       47,400,000         32,706,000
  Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 .................    United States       10,409,000         11,293,765
d Williams Communications Group Inc., senior note, 10.875%, 10/01/09 .........    United States        8,700,000          1,348,500
                                                                                                                     --------------
                                                                                                                        188,069,140
                                                                                                                     --------------
d CONSUMER DURABLES .1%
  E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 .................    United States       32,000,000          7,200,000
                                                                                                                     --------------
  CONSUMER NON-DURABLES .7%
d Compania De Alimentos Fargo SA, 13.25%, 8/01/08 ............................      Argentina         28,100,000          3,512,500
  Del Monte Corp., senior sub. note, B, 9.25%, 5/15/11 .......................    United States        6,600,000          6,946,500
  Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 .......................    United States       11,981,000         10,004,135
d Evenflo Company Inc., senior note, B, 11.75%, 8/15/06 ......................    United States       33,950,000          2,546,250
  Hartmarx Corp., senior note, 12.50%, 9/15/03 ...............................    United States       11,200,000         10,668,000
  Playtex Products Inc., senior sub. note, 9.375%, 6/01/11 ...................    United States        5,800,000          6,191,500
  Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ..........    United States       60,900,000         28,014,000
                                                                                                                     --------------
                                                                                                                         67,882,885
                                                                                                                     --------------
  CONSUMER SERVICES 6.9%
  Adelphia Communications Corp., senior note, 7.875%, 5/01/09 ................    United States       53,600,000         43,952,000
  Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ..............    United States       18,700,000         17,484,500
d AMF Bowling Worldwide Inc., senior sub. note, B, 10.875%, 3/15/06 ..........    United States       17,000,000          1,168,750
d Cablevision SA, 13.75%, 5/01/09 ............................................      Argentina         29,300,000          5,127,500
b CanWest Media Inc., senior sub. note, 10.625%, 5/15/11 .....................       Canada           42,900,000         47,404,500
  CKE Restaurants Inc., senior sub. note, 9.125%, 5/01/09 ....................    United States        4,800,000          4,704,000
  Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09 ................    United States       38,900,000         41,282,625
  CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 .......................    United States       40,000,000         42,000,000
  EchoStar Broadband Corp., senior note, 10.375%, 10/01/07 ...................    United States       58,750,000         63,303,125
  Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 ....................    United States        8,000,000          7,810,000
b Felcor Lodging LP, senior note, 144A, 9.50%, 9/15/08 .......................    United States       23,200,000         24,592,000
  HMH Properties Inc., senior note, C, 8.45%, 12/01/08 .......................    United States       23,200,000         23,664,000
  Lone Cypress Co., sub. note, 11.50%, 8/01/09 ...............................    United States       65,930,373         68,073,110
b MGM Mirage Inc., senior sub. note, 8.375%, 2/01/11 .........................    United States       23,300,000         23,999,000
  NTL Communications Corp., senior note, B, 11.875%, 10/01/10 ................   United Kingdom       66,300,000         23,536,500
  Six Flags Inc., senior note, 9.50%, 2/01/09 ................................    United States       23,200,000         24,244,000
  Spanish Broadcasting Systems, senior sub. note, 9.625%, 11/01/09 ...........    United States       26,200,000         27,510,000
  Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ....................    United States       42,600,000         45,901,500
  Venetian Casino/Las Vegas Sands, mortgage note, 12.25%, 11/15/04 ...........    United States       30,000,000         31,725,000
  Yell Finance BV, senior note, 10.75%, 8/01/11 ..............................   United Kingdom       21,650,000         23,273,750
  Young Broadcasting Inc., senior sub. note, 10.00%, 3/01/11 .................    United States       35,000,000         36,575,000
                                                                                                                     --------------
                                                                                                                        627,330,860
                                                                                                                     --------------
  ELECTRONIC TECHNOLOGY 1.3%
  Amkor Technology Inc., senior sub. note, 10.50%, 5/01/09 ...................    United States       61,900,000         61,435,750
  Fairchild Semiconductor Corp., senior sub. note, 10.50%, 2/01/09 ...........    United States       48,400,000         53,603,000
  Loral CyberStar Inc., 10.00%, 7/15/06 ......................................    United States        2,477,000          1,870,135
                                                                                                                     --------------
                                                                                                                        116,908,885
                                                                                                                     --------------
  ENERGY MINERALS 2.8%
  Chesapeake Energy Corp., senior note, 8.125%, 4/01/11 ......................    United States       45,900,000         46,244,250
  Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 ..............        Mexico          90,000,000        106,875,000

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED) (CONT.)



                                                                                                     PRINCIPAL
  INCOME FUND                                                                        COUNTRY          AMOUNT C                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)

  ENERGY MINERALS (CONT.)
  Denbury Management Inc., senior sub. note, 9.00%, 3/01/08 ..................    United States     $ 41,000,000     $  40,385,000
  Mission Resources Corp., senior sub. note, C, 10.875%, 4/01/07 .............    United States       39,000,000         36,465,000
  P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ..............    United States       10,800,000         11,556,000
  Plains Resources Inc., senior sub. note, B, 10.25%, 3/15/06 ................    United States        8,000,000          8,280,000
                                                                                                                     --------------
                                                                                                                        249,805,250
                                                                                                                     --------------
  FINANCE .3%
  Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ......................    United States       22,500,000         24,806,250
                                                                                                                     --------------
  HEALTH SERVICES .3%
  Iasis Healthcare Corp., senior sub. note, 13.00%, 10/15/09 .................    United States       28,800,000         28,872,000
                                                                                                                     --------------
  INDUSTRIAL SERVICES 1.1%
  Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09 ......    United States       65,000,000         66,137,500
  Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 .........    United States       15,100,000         16,157,000
  Transocean Sedco Forex Inc., 6.50%, 4/15/03 ................................   Cayman Islands       22,000,000         22,501,226
                                                                                                                     --------------
                                                                                                                        104,795,726
                                                                                                                     --------------
  NON-ENERGY MINERALS .1%
  Century Aluminum Co., first mortgage, 11.75%, 4/15/08 ......................    United States        9,900,000         10,494,000
                                                                                                                     --------------
  PROCESS INDUSTRIES 2.8%
  Applied Extrusion Technologies Inc., senior note, 10.75%, 7/01/11 ..........    United States        9,700,000         10,330,500
  Buckeye Technologies Inc., senior sub. note, 8.50%, 12/15/05 ...............    United States        2,600,000          2,353,000
  Consoltex Group Inc., 11.00%, 1/31/09 ......................................    United States       49,500,000          2,598,750
  Equistar Chemical, senior note, 10.125%, 9/01/08 ...........................    United States       56,600,000         58,581,000
  Four M Corp., senior note, B, 12.00%, 6/01/06 ..............................    United States       30,000,000         30,450,000
  Hercules Inc., senior note, 11.125%, 11/15/07 ..............................    United States       19,900,000         21,890,000
  Printpack Inc., senior sub. note, B, 10.625%, 8/15/06 ......................    United States       50,000,000         52,750,000
  Riverwood International, senior sub. note, 10.875%, 4/01/08 ................    United States       50,000,000         52,125,000
d Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 ................      Indonesia         97,000,000         19,400,000
                                                                                                                     --------------
                                                                                                                        250,478,250
                                                                                                                     --------------
  PRODUCER MANUFACTURING 1.3%
  Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06 ...............    United States       15,400,000         14,283,500
  Louisiana Pacific Corp., senior sub. note, 10.875%, 11/15/08 ...............    United States       10,900,000         11,799,250
  Nortek Inc., senior sub. note, 9.875%, 6/15/11 .............................    United States       48,500,000         50,318,750
  Outsourcing Services Group Inc., senior sub. note, 10.875%, 3/01/06 ........    United States       22,000,000         15,620,000
  Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 ..........       Canada           30,000,000         24,150,000
                                                                                                                     --------------
                                                                                                                        116,171,500
                                                                                                                     --------------
  RETAIL TRADE .2%
  Rite Aid Corp., 7.70%, 2/15/27 .............................................    United States       32,600,000         19,152,500
                                                                                                                     --------------
  UTILITIES 1.1%
  AES Corp., senior note, 8.75%, 6/15/08 .....................................    United States       59,700,000         46,267,500
  Calpine Canada Energy Finance ULC, senior note, 8.50%, 5/01/08 .............       Canada           45,300,000         36,174,542
  Calpine Corp., senior note, 8.50%, 2/15/11 .................................    United States       20,700,000         16,536,609
                                                                                                                     --------------
                                                                                                                         98,978,651
                                                                                                                     --------------
  TOTAL BONDS (COST $2,319,788,460) ..........................................                                        1,910,945,897
                                                                                                                     --------------
  CONVERTIBLE BONDS 5.8%
d CONSUMER DURABLES
  Exide Technologies., cvt., senior sub. note, 144A, 2.90%, 12/15/05 .........    United States       50,000,000            500,000
                                                                                                                     --------------
  CONSUMER SERVICES 1.1%
  Adelphia Communications Corp., cvt., 6.00%, 2/15/06 ........................    United States       73,000,000         54,443,400
  Charter Communications Inc., cvt., 4.75%, 6/01/06 ..........................    United States       55,000,000         43,299,850
                                                                                                                     --------------
                                                                                                                        97,743,250
                                                                                                                     --------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED) (CONT.)



                                                                                                     PRINCIPAL
  INCOME FUND                                                                        COUNTRY          AMOUNT C            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE BONDS (CONT.)

  ELECTRONIC TECHNOLOGY 1.0%
  Amkor Technology Inc., cvt., 5.00%, 3/15/07 ................................    United States     $ 10,000,000      $  7,631,600
  International Rectifier Corp., cvt., 4.25%, 7/15/07 ........................    United States       35,000,000         32,593,750
  Juniper Networks Inc., cvt., 4.75%, 3/15/07 ................................    United States       15,000,000         10,725,000
  SCI Systems Inc., cvt., 3.00%, 3/15/07 .....................................    United States       40,000,000         30,500,000
  Trans-Lux Corp., cvt., sub. note, 7.50%, 12/01/06 ..........................    United States        8,000,000          6,670,000
                                                                                                                     --------------
                                                                                                                         88,120,350
                                                                                                                     --------------
  HEALTH TECHNOLOGY .2%
  ICN Pharmaceuticals Inc., cvt., 6.50%, 7/15/08 .............................    United States       20,000,000         22,450,000
                                                                                                                     --------------
  INDUSTRIAL SERVICES .3%
  Key Energy Services Inc., cvt., 5.00%, 9/15/04 .............................    United States       29,000,000         27,115,000
                                                                                                                     --------------
  NON-ENERGY MINERALS 1.2%
  Ashanti Capital Ltd., cvt., 5.50%, 3/15/03 .................................        Ghana           50,000,000         48,250,000
  Coeur d'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02 ...........    United States          900,000            317,250
  Coeur d'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 .................    United States       20,000,000         13,200,000
  Trizec Hahn Corp. Into Barrick Gold (ABX), cvt. senior deb., 3.00%, 1/29/21.       Canada           70,000,000         45,850,000
                                                                                                                     --------------
                                                                                                                        107,617,250
                                                                                                                     --------------
  REAL ESTATE 2.0%
  Equity Office Properties Trust, senior exchangeable note, 144A,
  7.25%, 11/15/08 ............................................................    United States       44,500,000         47,336,875
  Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 ........................    United States       65,000,000         67,681,250
  Meristar Hospitality Corp., cvt. sub. note, 4.75%, 10/15/04 ................    United States       70,000,000         63,000,000
                                                                                                                     --------------
                                                                                                                        178,018,125
                                                                                                                     --------------
  TOTAL CONVERTIBLE BONDS (COST $574,688,775)                                                                           521,563,975
                                                                                                                     --------------
  ZERO COUPON/STEP-UP BONDS 3.7%
  APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12 ...................      Indonesia        150,000,000          6,000,000
  Charter Communications Holdings LLC, senior disc. note, zero cpn. to
  4/01/04, 9.92% thereafter, 4/01/11 .........................................    United States       64,900,000         44,943,250
  Charter Communications Holdings LLC, senior disc. note, zero cpn. to
  1/15/06, 13.50% thereafter, 1/15/11 ........................................    United States       29,150,000         18,364,500
  Crown Castle International Corp., senior disc. note, zero cpn. to
  8/01/04, 11.25% thereafter, 8/01/11 ........................................    United States       71,200,000         43,788,000
  Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09 .............    United States      111,500,000         28,990,000
  Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03,
  10.50% thereafter, 12/01/08 ................................................    United States       50,000,000         13,000,000
  Microcell Telecommunications Inc., senior disc. note, zero cpn. to
  6/01/04, 12.00% thereafter, 6/01/09 ........................................        Canada          50,000,000         16,750,000
  Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03,
  9.95% thereafter, 2/15/08 ..................................................    United States       90,000,000         53,775,000
  Nextel International Inc., senior disc. note, zero cpn. to 4/15/03,
  12.125% thereafter, 4/15/08 ................................................    United States       64,700,000          3,558,500
d Nextlink Communications Inc., senior disc. note, zero cpn. to 6/01/04,
  12.25% thereafter, 6/01/09 .................................................    United States       44,000,000          4,400,000
  Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75%
  thereafter, 7/15/11 ........................................................        Canada          55,200,000         38,364,000
  Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04,
  11.25% thereafter, 4/15/09 .................................................    United States       37,200,000         10,416,000
  Spectrasite Holdings Inc., senior disc. note, zero cpn. to 3/15/05,
  12.875% thereafter, 3/15/10 ................................................    United States       41,800,000         10,868,000
  VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04,
  11.875% thereafter, 11/15/09 ...............................................    United States       14,920,000         12,532,800
  Yell Finance BV, senior disc. note, zero cpn. to 8/01/06, 13.50%
  thereafter, 8/01/11 ........................................................   United Kingdom       42,000,000         28,350,000
                                                                                                                     --------------
  TOTAL ZERO COUPON/STEP-UP BONDS (COST $579,170,805)                                                                   334,100,050
                                                                                                                     --------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 23.6%
  FHLMC, 6.875%, 1/15/05 .....................................................    United States       90,000,000         95,737,770
  FHLMC, 6.00%, 11/01/31 .....................................................    United States        1,000,100            971,380
  FHLMC, 6.00%, 12/01/31 .....................................................    United States        4,000,396          3,885,516
  FHLMC, 6.00%, 1/01/32 ......................................................    United States      123,501,052        119,954,479
  FHLMC, 6.00%, 2/01/32 ......................................................    United States      104,007,649        101,021,009
  FHLMC, 6.00%, 3/01/32 ......................................................    United States      106,500,694        103,323,994
  FNMA, 6.00%, 4/01/31 .......................................................    United States       10,877,778         10,556,499
  FNMA, 6.00%, 5/01/31 .......................................................    United States        3,891,801          3,776,848
  FNMA, 6.00%, 6/01/31 .......................................................    United States        3,993,908          3,875,940
  FNMA, 6.00%, 7/01/31 .......................................................    United States        1,963,425          1,905,432
  FNMA, 6.00%, 8/01/31 .......................................................    United States        1,978,976          1,920,523
  FNMA, 6.00%, 9/01/31 .......................................................    United States        3,963,403          3,859,783
  FNMA, 6.00%, 10/01/31 ......................................................    United States       36,933,365         35,842,463

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED) (CONT.)


                                                                                                     PRINCIPAL
  INCOME FUND                                                                        COUNTRY          AMOUNT C            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)

  FNMA, 6.00%, 11/01/31 ......................................................    United States     $ 15,700,878     $  15,237,119
  FNMA, 6.00%, 12/01/31 ......................................................    United States      385,649,227        374,258,282
  FNMA, 6.00%, 1/01/32 .......................................................    United States      190,532,966        184,905,442
  FNMA, 6.00%, 2/01/32 .......................................................    United States      710,052,782        689,085,507
  FNMA, 6.00%, 3/01/32 .......................................................    United States      403,442,808        391,356,455
                                                                                                                     --------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $2,172,584,615) ..........                                        2,141,474,441
                                                                                                                     --------------
  FOREIGN GOVERNMENT AND AGENCY SECURITIES .9%
  Republic of Argentina, L, 6.00%, 3/31/23 ...................................      Argentina         98,000,000         43,237,600
  Republic of Brazil, 10.25%, 1/11/06 ........................................        Brazil          21,625,000         21,652,031
  Republic of South Africa, 12.00%, 2/28/05 ..................................     South Africa      200,000,000 ZAR     17,313,031
                                                                                                                     --------------
  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $128,169,709) .........                                           82,202,662
                                                                                                                     --------------
  TOTAL LONG TERM INVESTMENTS (COST $8,462,194,492) ..........................                                        8,394,488,328
                                                                                                                     --------------
  REPURCHASE AGREEMENTS 6.1%
e Joint Repurchase Agreement, 1.826%, 4/01/02 (Maturity Value $543,543,024) ..                       543,432,768        543,432,768
   ABN AMRO Inc. (Maturity Value $48,989,533)
   Barclays Capital Inc. (Maturity Value $48,989,533)
   Bear, Stearns & Co. Inc. (Maturity Value $32,661,500)
   BMO Nesbitt Burns Corp. (Maturity Value $48,989,533)
   BNP Paribas Securities Corp. (Maturity Value $48,989,533)
   Deutche Bank Securities Inc. (Maturity Value $48,989,533)
   Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $32,661,500)
   Goldman, Sachs & Co. (Maturity Value $48,989,533)
   Greenwich Capital Markets Inc. (Maturity Value $48,989,533)
   Lehman Brothers Inc. (Maturity Value $37,314,227)
   Morgan Stanley & Co. Inc. (Maturity Value $48,989,533)
   UBS Warburg LLC (Maturity Value $48,989,533)
    Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
    Government Agency Securities
b Bear, Sterns & Co. Inc., 1.93%, 4/01/02 (Maturity Value $2,048,549) ........                         2,048,220          2,048,220
   Collateralized by U.S. Treasury Notes
b Goldman, Sachs & Co., 1.93%, 4/01/02 (Maturity Value $2,000,536) ...........                         2,000,214          2,000,214
   Collateralized by U.S. Treasury Notes
b Morgan Stanley & Co. Inc., 1.94%, 4/01/02 (Maturity Value $2,000,539) ......                         2,000,216          2,000,216
   Collateralized by U.S. Treasury Notes
b UBS Warburg LLC, 1.92%, 4/01/02 (Maturity Value $2,000,533) ................                         2,000,213          2,000,213
   Collateralized by U.S. Treasury Notes
                                                                                                                     --------------
  TOTAL REPURCHASE AGREEMENTS (COST $551,481,631) ............................                                          551,481,631
                                                                                                                     --------------
  TOTAL INVESTMENTS (COST $9,013,676,123) 98.8% ..............................                                        8,945,969,959
  OTHER ASSETS, LESS LIABILITIES 1.2% ........................................                                          110,742,306
                                                                                                                     --------------
  NET ASSETS 100.0% ..........................................................                                       $9,056,712,265
                                                                                                                     --------------

  CURRENCY ABBREVIATION:
  ZAR - South African Rand



a Non-income producing
b See Note 1(d) regarding securities lending.
c The principal amount is stated in U.S. dollars unless otherwise indicated. d See Note 6 regarding defaulted securities. eSee Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights


FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                                      SIX MONTHS ENDED
                                                       MARCH 31, 2002                      YEAR ENDED SEPTEMBER 30,
                                                                       ------------------------------------------------------------
CLASS A                                                  (UNAUDITED)         2001       2000      1999E     1998      1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............         $6.93          $6.63       $6.62       $6.99       $6.89       $6.72
                                                      -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................           .19            .41 f       .43         .44         .46         .48
 Net realized and unrealized gains (losses) ........          (.13)           .33 f       .01        (.37)        .10         .17
                                                      -----------------------------------------------------------------------------
Total from investment operations ...................           .06            .74         .44         .07         .56         .65
                                                      -----------------------------------------------------------------------------
Less distributions from net investment income ......          (.21)          (.44)       (.43)       (.44)       (.46)       (.48)
                                                      -----------------------------------------------------------------------------
Net asset value, end of period .....................         $6.78          $6.93       $6.63       $6.62       $6.99       $6.89
                                                      ==============================================================================

Total return b .....................................          .83%         11.52%       6.90%       1.05%       8.41%      10.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................    $7,136,127     $7,197,334  $6,852,374  $7,895,906  $9,049,829  $9,350,751
Ratios to average net assets:
 Expenses ..........................................          .68% d         .68%        .70%        .67%        .65%        .64%
 Net investment income .............................         5.60% d        6.12% f     6.62%       6.43%       6.67%       7.01%
Portfolio turnover rate c ..........................        26.91%         19.18%       3.98%      15.04%      25.98%       1.74%

CLASS B
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............         $6.93         $6.63        $6.62       $6.91
                                                      -----------------------------------------------------
Income from investment operations:
 Net investment income a ...........................           .17            .37 f       .39         .30
 Net realized and unrealized gains (losses) ........          (.14)           .33 f       .01        (.28)
                                                      -----------------------------------------------------
Total from investment operations ...................           .03            .70         .40         .02
                                                      -----------------------------------------------------
Less distributions from net investment income ......          (.19)          (.40)       (.39)       (.31)
                                                      -----------------------------------------------------
Net asset value, end of period .....................         $6.77          $6.93       $6.63       $6.62
                                                      =====================================================

Total return b .....................................          .42%         10.94%       6.35%        .25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................      $348,140       $225,517     $80,167     $51,433
Ratios to average net assets:
 Expenses ..........................................         1.22% d        1.22%       1.25%       1.22% d
 Net investment income .............................         5.08% d        5.51% f     6.07%       5.93% d
Portfolio turnover rate c ..........................        26.91%         19.18%       3.98%      15.04%



a Based on average shares outstanding effective year ended September 30, 1999.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.
d Annualized
e For the period January 1, 1999 (effective date) to September 30, 1999 for
  Class B.
f The November, 2000, revised AICPA Audit and Accounting Guide of Investment
  Companies was implemented on October 1, 2000 resulting in an increase (decrease)to the following per share operating performance and ratio of net investment income to average net assets for the year ended September 30, 2001.

Class A                                                                Class B
Net investment income per share ....................... $(.008)        Net investment income per share ..................... $(.007)
Net realized and unrealized losses per share ..........   .008         Net realized and unrealized losses per share ........   .007
Ratio of net investment income to average net assets .. (.11)%         Ratio of net investment income to average net assets. (.10)%

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)


FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                      SIX MONTHS ENDED
                                                       MARCH 31, 2002 D                     YEAR ENDED SEPTEMBER 30,
                                                                       ------------------------------------------------------------
CLASS C                                                 (UNAUDITED)          2001        2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............         $6.91          $6.61       $6.60       $6.97       $6.87       $6.70
                                                      -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................           .17            .37 f       .39         .40         .42         .44
 Net realized and unrealized gains (losses) ........          (.14)           .33 f       .01        (.37)        .10         .17
                                                      -----------------------------------------------------------------------------
Total from investment operations ...................           .03            .70         .40         .03         .52         .61
                                                      -----------------------------------------------------------------------------
Less distributions from net investment income ......          (.19)          (.40)       (.39)       (.40)       (.42)       (.44)
                                                      -----------------------------------------------------------------------------
Net asset value, end of period .....................         $6.75          $6.91       $6.61       $6.60       $6.97       $6.87
                                                      =============================================================================

Total return b .....................................          .41%         10.96%       6.36%        .50%       7.85%       9.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................      $528,131       $422,114    $264,413    $308,961    $271,665    $120,818
Ratios to average net assets:
 Expenses ..........................................         1.22% e        1.22%       1.25%       1.22%       1.21%       1.20%
 Net investment income .............................         5.08% e        5.55% f     6.08%       5.89%       6.10%       6.44%
Portfolio turnover rate c ..........................        26.91%         19.18%       3.98%      15.04%      25.98%       1.74%

CLASS R
-----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............         $6.81
                                                      -----------------
Income from investment operations:
 Net investment income a ...........................           .09
 Net realized and unrealized losses ................          (.02)
                                                      -----------------
Total from investment operations ...................           .07
                                                      -----------------
Less distributions from net investment income ......          (.10)
                                                      -----------------
Net asset value, end of period .....................         $6.78
                                                      =================

Total return b .....................................          .98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................        $1,275
Ratios to average net assets:
 Expenses ..........................................         1.06% e
 Net investment income .............................         5.10% e
Portfolio turnover rate c ..........................        26.91%



a Based on average shares outstanding effective year ended September 30, 1999.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.
d For the period January 1, 2002 (effective date) to March 31, 2002 for Class R. e Annualized f The November, 2000, revised AICPA Audit and Accounting Guide of Investment
  Companies was implemented on October 1, 2000 resulting in an increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the year ended September 30, 2001.

Class C
Net investment income per share .......................... $(.007)
Net realized and unrealized losses per share .............   .007
Ratio of net investment income to average net assets ..... (.10)%

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)


FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                      SIX MONTHS ENDED
                                                       MARCH 31, 2002                       YEAR ENDED SEPTEMBER 30,
                                                                       ------------------------------------------------------------
ADVISOR CLASS                                           (UNAUDITED)          2001        2000        1999        1998        1997 e
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............         $6.94          $6.64       $6.63       $7.00       $6.90       $6.76
                                                      -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................           .20            .43 f       .44         .45         .47         .38
 Net realized and unrealized gains (losses) ........          (.14)           .32 f        --        (.37)        .10        .12
                                                      -----------------------------------------------------------------------------
Total from investment operations ...................           .06            .75         .44         .08         .57         .50
                                                      -----------------------------------------------------------------------------
Less distributions from net investment income ......          (.21)          (.45)       (.43)       (.45)       (.47)       (.36)
                                                      -----------------------------------------------------------------------------
Net asset value, end of period .....................         $6.79          $6.94       $6.64       $6.63       $7.00       $6.90
                                                      =============================================================================

Total return b......................................          .88%         11.63%       7.02%       1.16%       8.51%       7.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................       $38,839        $19,960     $46,775     $15,544     $36,308     $14,469
Ratios to average net assets:
 Expenses ..........................................          .57% d         .57%        .60%        .57%        .56%        .56% d
 Net investment income .............................         5.72% d        6.30% f     6.73%       6.53%       6.75%       7.01% d
Portfolio turnover ratec ...........................        26.91%         19.18%       3.98%      15.04%      25.98%       1.74%


a Based on average shares outstanding effective year ended September 30, 1999.
b Total return is not annualized for periods less than one year.
c Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.
d Annualized
e For the period January 2, 1997 (effective date) to September 30, 1997 for
  Advisor Class.
f The November, 2000, revised AICPA Audit and Accounting Guide of Investment
  Companies was implemented on October 1, 2000 resulting in an increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the year ended September 30, 2001.

Advisor Class
Net investment income per share .............................. $(.008)
Net realized and unrealized losses per share .................   .008
Ratio of net investment income to average net assets ......... (.12)%

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED)



                                                                                            PRINCIPAL
 U.S. GOVERNMENT SECURITIES FUND                                                              AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 100.0%
 GNMA I, SF, 5.50%, 5/15/28 - 1/15/29 .................................................   $   11,796,114 $   11,083,188
 GNMA II, 5.50%, 11/20/28 - 3/20/29 ...................................................       21,093,098     19,634,821
 GNMA I, SF, 6.00%, 9/15/23 - 12/15/31 ................................................      943,372,246    918,524,784
 GNMA II, 6.00%, 3/20/24 - 11/20/28 ...................................................       78,896,659     76,537,210
aGNMA I, SF, 6.50%, 3/15/03 - 4/1/32 ..................................................    2,697,807,711  2,699,241,648
 GNMA II, 6.50%, 6/20/24 - 7/20/28 ....................................................      240,804,624    240,001,366
 GNMA I, SF, 6.75%, 3/15/26 - 5/15/26 .................................................        1,662,898      1,685,763
 GNMA PL, 6.75%, 1/15/34 ..............................................................       35,017,415     36,008,329
 GNMA I, SF, 7.00%, 4/15/16 - 1/15/32 .................................................    1,992,363,366  2,042,808,515
 GNMA II, 7.00%, 2/20/28 - 10/20/32 ...................................................       61,035,549     62,197,341
 GNMA PL, 7.00%, 9/15/35 ..............................................................       17,853,904     18,477,801
 GNMA I, SF, 7.25%, 10/15/25 - 1/15/26 ................................................        3,753,240      3,900,191
 GNMA I, SF, 7.50%, 6/15/05 - 7/15/31 .................................................      759,647,232    796,652,116
 GNMA II, 7.50%, 10/20/22 - 12/20/26 ..................................................       51,736,957     54,115,996
 GNMA I, SF, 7.70%, 12/15/20 - 1/15/22 ................................................        5,401,535      5,724,157
aGNMA I, SF, 8.00%, 10/15/07 - 10/15/30 ...............................................      423,564,952    451,765,593
 GNMA II, 8.00%, 8/20/16 - 6/20/30 ....................................................       39,187,123     41,470,147
 GNMA PL, 8.00%, 5/15/32 ..............................................................        6,412,043      6,474,510
 GNMA I, SF, 8.25%, 3/15/27 - 11/15/27 ................................................        1,900,571      2,036,090
 GNMA I, GPM, 8.25%, 3/15/17 - 11/15/17 ...............................................        2,468,617      2,670,718
 GNMA PL, 8.25%, 2/15/28 ..............................................................       12,456,018     12,838,111
 GNMA I, SF, 8.50%, 5/15/16 - 11/15/24 ................................................       66,469,542     72,279,113
 GNMA II, 8.50%, 4/20/16 - 6/20/25 ....................................................       13,083,331     14,192,603
 GNMA II, GPM, 8.75%, 3/20/17 - 7/20/17 ...............................................          302,444        329,825
 GNMA I, SF, 9.00%, 10/15/04 - 7/15/23 ................................................       84,022,924     92,454,897
 GNMA II, 9.00%, 5/20/16 - 11/20/21 ...................................................        4,164,187      4,563,441
 GNMA I, GPM, 9.25%, 5/15/16 - 1/15/17 ................................................        1,434,954      1,575,567
 GNMA I, SF, 9.50%, 5/15/09 - 2/15/23 .................................................       46,345,671     51,377,341
 GNMA II, 9.50%, 9/20/15 - 4/20/25 ....................................................        2,963,609      3,276,971
 GNMA I, GPM, 10.00%, 11/15/09 - 11/15/13 .............................................        1,578,504      1,742,502
 GNMA I, SF, 10.00%, 4/15/212 - 3/15/25 ...............................................       54,352,453     60,595,574
 GNMA II, 10.00%, 8/20/15 - 3/20/21 ...................................................        5,517,790      6,126,732
 GNMA I, GPM, 10.25%, 2/15/16 - 2/15/21 ...............................................          312,279        348,578
 GNMA I, SF, 10.50%, 12/15/09 - 2/15/12 ...............................................       39,692,700     44,804,418
 GNMA I, SF, 15, 10.50%, 12/15/02 .....................................................            1,767          1,792
 GNMA II, 10.50%, 9/20/13 - 3/20/21 ...................................................       89,847,269     10,928,584
 GNMA I, GPM, 11.00%, 11/15/09 - 5/15/21 ..............................................        3,223,716      3,603,683
 GNMA I, SF, 11.00%, 11/15/09 - 5/15/21 ...............................................       35,686,034     40,472,036
 GNMA II, 11.00%, 8/20/13 - 1/20/21 ...................................................        2,322,631      2,634,397
 GNMA I, GPM, 11.25%, 6/15/13 - 1/15/16 ...............................................        1,317,747      1,488,549
 GNMA I, GPM, 11.50%, 7/15/10 - 6/15/13 ...............................................          395,761        448,763
 GNMA I, SF, 11.50%, 2/15/13 - 12/15/17 ...............................................        7,779,987      8,889,285
 GNMA II, 11.50%, 9/20/13 - 4/20/18 ...................................................          605,548        689,560
 GNMA II, GPM, 11.50%, 8/20/13 - 10/20/13 .............................................           53,607         60,625
 GNMA I, GPM, 11.75%, 7/15/13 - 12/15/15 ..............................................          226,686        258,517
 GNMA I, GPM, 12.00%, 10/15/10 - 1/15/13 ..............................................          108,094        123,350
 GNMA I, SF, 12.00%, 5/15/11 - 7/15/18 ................................................       35,163,681     40,642,937
 GNMA II, 12.00%, 9/20/13 - 2/20/16 ...................................................        1,544,087      1,777,357
 GNMA I, GPM, 12.50%, 4/15/10 - 10/15/11 ..............................................          382,917        436,743
 GNMA I, SF, 12.50%, 1/15/10 - 8/15/18 ................................................       33,235,347     38,425,894
 GNMA II, 12.50%, 9/20/13 - 11/20/15 ..................................................        1,616,661      1,871,068
 GNMA I, GPM, 12.75%, 5/15/14 .........................................................            7,484          8,648
 GNMA I, SF, 13.00%, 7/15/10 - 10/15/16 ...............................................       33,526,529     39,042,375
 GNMA II, 13.00%, 10/20/13 - 9/20/15 ..................................................          985,611      1,148,138
                                                                                                         ---------------
 TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (COST $7,955,810,134) ..........                   8,050,468,258
                                                                                                         ---------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED) (CONT.)



                                                                                            PRINCIPAL
 U.S. GOVERNMENT SECURITIES FUND                                                              AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT 1.2%
 Barclays Capital Inc., 1.8%, 4/01/02(Maturity Value $98,219,640) (COST $98,200,000)
  Collateralized by U.S. Treasury Notes ...............................................   $   98,200,000 $   98,200,000
                                                                                                         ---------------
 TOTAL INVESTMENTS (COST $8,054,010,134) 101.2% .......................................                   8,148,668,258
 OTHER ASSETS, LESS LIABILITIES (1.2)% ................................................                     (96,155,655)
                                                                                                         ---------------
 NET ASSETS 100.0% ....................................................................                  $8,052,512,603
                                                                                                         ===============



aSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights


FRANKLIN UTILITIES FUND

                                                         SIX MONTH ENDED
                                                         MARCH 31, 2002           YEAR ENDED SEPTEMBER 30,
                                                                        -----------------------------------------------------
CLASS A                                                    (UNAUDITED)   2001       2000      1999 D     1998       1997
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................       $10.02     $10.89     $ 9.58     $11.36     $10.04     $ 9.73
                                                          -------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...............................          .22        .46        .43        .48        .52        .53
 Net realized and unrealized gains (losses) ............          .46       (.86)      1.69      (1.41)      1.58        .73
                                                          -------------------------------------------------------------------
Total from investment operations .......................          .68       (.40)      2.12       (.93)      2.10       1.26
                                                          -------------------------------------------------------------------
Less distributions from:
 Net investment income .................................         (.22)      (.45)      (.45)      (.52)      (.52)      (.52)
 Net realized gains ....................................         (.47)      (.02)      (.36)      (.33)      (.26)      (.43)
                                                          -------------------------------------------------------------------
Total distributions ....................................         (.69)      (.47)      (.81)      (.85)      (.78)      (.95)
                                                          -------------------------------------------------------------------
Net asset value, end of period .........................       $10.01     $10.02     $10.89     $ 9.58     $11.36     $10.04
                                                          ===================================================================

Total return b .........................................         7.32%   (4.03)%     24.27%    (8.54)%     21.71%     13.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................   $1,387,827 $1,349,027 $1,574,897 $1,594,862 $2,054,546 $1,953,273
Ratios to average net assets:
 Expenses ..............................................         .79% c     .79%       .83%       .80%       .76%       .75%
 Net investment income .................................        4.50% c    4.26%      4.74%      4.60%      4.73%      5.26%
Portfolio turnover rate ................................       17.89%     34.03%     19.86%     33.99%     11.77%      7.24%

CLASS B
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................       $10.02     $10.90     $ 9.59     $11.08
                                                          ---------------------------------------------
Income from investment operations:
 Net investment income a ...............................          .19        .41        .38        .31
 Net realized and unrealized gains (losses) ............          .47       (.87)      1.70      (1.44)
                                                          ---------------------------------------------
Total from investment operations .......................          .66       (.46)      2.08      (1.13)
                                                          ---------------------------------------------
Less distributions from:
 Net investment income .................................         (.20)      (.40)      (.41)      (.36)
 Net realized gains ....................................         (.47)      (.02)      (.36)        --
                                                          ---------------------------------------------
Total distributions ....................................         (.67)      (.42)      (.77)      (.36)
                                                          ---------------------------------------------
Net asset value, end of period .........................       $10.01     $10.02     $10.90     $ 9.59
                                                          =============================================

Total return b .........................................        7.06%    (4.58)%     23.79%   (10.37)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................      $25,329    $15,212     $8,819     $3,142
Ratios to average net assets:
 Expenses ..............................................        1.30%c     1.30%      1.34%      1.31% c
 Net investment income .................................        3.92%c     3.74%      4.11%      4.12% c
Portfolio turnover rate ................................       17.89%     34.03%     19.86%     33.99%



aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 1999 (effective date) to September 30, 1999 for Class B.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)


FRANKLIN UTILITIES FUND (CONT.)

                                                          SIX MONTH ENDED
                                                          MARCH 31, 2002           YEAR ENDED SEPTEMBER 30,
                                                                         -------------------------------------------------
CLASS C                                                   (UNAUDITED) C    2001       2000      1999      1998      1997
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $10.01    $10.88     $ 9.57    $11.35    $10.02    $ 9.72
                                                          ----------------------------------------------------------------
Income from investment operations:
 Net investment income a ..............................            .19       .41        .38       .43       .46       .45
 Net realized and unrealized gains (losses) ...........            .47      (.87)      1.69     (1.42)     1.60       .76
                                                          ----------------------------------------------------------------
Total from investment operations ......................            .66      (.46)      2.07      (.99)     2.06      1.21
                                                          ----------------------------------------------------------------
Less distributions from:
 Net investment income ................................           (.20)     (.39)      (.40)     (.46)     (.47)     (.48)
 Net realized gains ...................................           (.47)     (.02)      (.36)     (.33)     (.26)     (.43)
                                                          ----------------------------------------------------------------
Total distributions ...................................           (.67)     (.41)      (.76)     (.79)     (.73)     (.91)
                                                          ----------------------------------------------------------------
Net asset value, end of period ........................         $10.00    $10.01     $10.88    $ 9.57    $11.35    $10.02
                                                          ================================================================

Total return b ........................................          7.06%   (4.50)%     23.65%   (9.06)%    21.24%    13.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................        $59,682   $44,985    $37,837   $34,697   $40,628   $21,906
Ratios to average net assets:
 Expenses .............................................          1.30% d   1.30%      1.34%     1.31%     1.28%     1.27%
 Net investment income ................................          3.98% d   3.76%      4.22%     4.08%     4.19%     4.78%
Portfolio turnover rate ...............................         17.89%    34.03%     19.86%    33.99%    11.77%     7.24%

CLASS R
-----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $ 9.81
                                                                ------
Income from investment operations:
 Net investment income a ..............................            .09
 Net realized and unrealized gains ....................            .20
                                                                ------
Total from investment operations ......................            .29
                                                                ------
Less distributions from net investment income .........           (.10)
                                                                ------
Net asset value, end of period ........................         $10.00
                                                                ======

Total return b ........................................          3.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................            $55
Ratios to average net assets:
 Expenses .............................................          1.15% d
 Net investment income ................................          3.54% d
Portfolio turnover rate ...............................         17.89%



aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period January 1, 2002 (effective date) to March 31, 2002 for Class R. dAnnualized

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)


FRANKLIN UTILITIES FUND (CONT.)

                                                         SIX MONTH ENDED
                                                         MARCH 31, 2002           YEAR ENDED SEPTEMBER 30,
                                                                        --------------------------------------------------
ADVISOR CLASS                                              (UNAUDITED)   2001       2000      1999      1998      1997D
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $10.05    $10.92     $ 9.61    $11.39    $10.04    $ 9.55
                                                          ----------------------------------------------------------------
Income from investment operations:
 Net investment income a ..............................            .22       .48        .44       .51       .58       .36
 Net realized and unrealized gains (losses) ...........            .47      (.87)      1.69     (1.42)     1.57       .53
                                                          ----------------------------------------------------------------
Total from investment operations ......................            .69      (.39)      2.13      (.91)     2.15       .89
                                                          ----------------------------------------------------------------
Less distributions from:
 Net investment income ................................           (.23)     (.46)      (.46)     (.54)     (.54)     (.40)
 Net realized gains ...................................           (.47)     (.02)      (.36)     (.33)     (.26)       --
                                                          ----------------------------------------------------------------
Total distributions ...................................           (.70)     (.48)      (.82)     (.87)     (.80)     (.40)
                                                          ----------------------------------------------------------------
Net asset value, end of period ........................         $10.04    $10.05     $10.92    $ 9.61    $11.39    $10.04
                                                          ================================================================

Total return b ........................................          7.38%   (3.89)%     24.50%   (8.48)%    22.20%     9.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................        $14,713    $8,829     $9,234    $8,058   $13,651    $8,719
Ratios to average net assets:
 Expenses .............................................           .65% c    .65%       .69%      .66%      .63%      .62% c
 Net investment income ................................          4.42% c   4.39%      4.87%     4.82%     4.93%     5.33% c
Portfolio turnover rate ...............................         17.89%    34.03%     19.86%    33.99%    11.77%     7.24%



aBased on average shares outstanding effective year ended September 30, 1999. bTotal return is not annualized for periods less than one year. cAnnualized dFor the period January 2, 1997 (effective date) to September 30, 1997.

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED)




 UTILITIES FUND                                                                                SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 75.7%
 Ameren Corp. ......................................................................           300,000    $  12,825,000
 American Electric Power Co. Inc. ..................................................         1,200,000       55,308,000
 Aquila Inc. .......................................................................           700,000       17,388,000
 AT&T Corp. ........................................................................           200,000        3,140,000
 Atmos Energy Corp. ................................................................           650,000       15,340,000
 Cinergy Corp. .....................................................................         1,600,000       57,200,000
 CMS Energy Corp. ..................................................................         1,000,000       22,630,000
 Constellation Energy Group Inc. ...................................................           400,000       12,340,000
 Dominion Resources Inc. ...........................................................           900,000       58,644,000
 DTE Energy Co. ....................................................................           900,000       40,950,000
 Duke Energy Corp. .................................................................         1,200,000       45,360,000
 Energen Corp. .....................................................................           300,000        7,935,000
 Energy East Corp. .................................................................         1,000,000       21,750,000
 Entergy Corp. .....................................................................         1,650,000       71,626,500
 Exelon Corp. ......................................................................         1,500,000       79,455,000
 FirstEnergy Corp. .................................................................         1,475,000       51,005,500
 FPL Group Inc. ....................................................................         1,300,000       77,415,000
 Great Plains Energy Inc. ..........................................................           300,000        7,485,000
 Hawaiian Electric Industries Inc. .................................................           300,000       13,203,000
aNewPower Holdings Inc. ............................................................               100               37
 NiSource Inc. .....................................................................           700,000       16,065,000
 NSTAR .............................................................................           400,000       18,136,000
 Peoples Energy Corp. ..............................................................           300,000       11,814,000
 Potomac Electric Power Co. ........................................................         1,000,000       23,350,000
 Progress Energy Inc. ..............................................................           900,000       45,036,000
 Puget Energy Inc. .................................................................           850,000       17,671,500
 Questar Corp. .....................................................................           600,000       15,426,000
 Reliant Energy Inc. ...............................................................         1,200,000       30,948,000
 SBC Communications Inc. ...........................................................           500,000       18,720,000
 Scottish & Southern Energy PLC (United Kingdom) ...................................           940,000        9,102,172
 Scottish Power PLC (United Kingdom) ...............................................         1,000,000        5,119,260
 Sempra Energy .....................................................................           400,000       10,060,000
 Sierra Pacific Resources ..........................................................         1,564,400       23,606,796
 Southern Co. ......................................................................         1,900,000       50,331,000
 Sprint Corp. (FON Group) ..........................................................           500,000        7,645,000
 TXU Corp. .........................................................................           800,000       43,608,000
 UIL Holdings Corp. ................................................................           300,000       17,430,000
 United Utilities PLC (United Kingdom) .............................................         2,066,407       17,978,991
 Vectren Corp. .....................................................................           800,000       20,552,000
 Wisconsin Energy Corp. ............................................................           250,000        6,220,000
 Xcel Energy Inc. ..................................................................         1,800,000       45,630,000
                                                                                                          -------------
 TOTAL COMMON STOCKS (COST $892,383,922) ...........................................                      1,125,449,756
                                                                                                          -------------
 CONVERTIBLE PREFERRED STOCKS 12.0%
 Ameren Corp., 9.75%, cvt. pfd. ....................................................           428,600       11,590,630
 Aquila Inc., 9.75%, cvt. pfd. .....................................................         1,100,000       29,920,000
 CMS Energy Trust I, 7.75%, cvt. pfd. ..............................................           705,000       23,627,370
 Dominion Resources Inc., 9.50%, cvt. pfd. .........................................           142,000        8,723,060
 Duke Energy Corp., 8.00%, cvt. pfd. ...............................................         1,100,000       27,313,000
 NiSource Inc., 7.75%, cvt. pfd. ...................................................           300,000       13,387,500
 NRG Energy Inc., 6.50%, cvt. pfd. .................................................           513,900        6,855,426
 PPL Capital Fund Trust I, 7.75%, cvt. pfd., E .....................................         1,400,000       28,980,000
 Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES ..............................           177,800        9,467,850
 TXU Corp., 9.25%, cvt. pfd. .......................................................           647,600       18,573,168
                                                                                                          -------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $189,927,820) ............................                        178,438,004
                                                                                                          -------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (UNAUDITED) (CONT.)



 UTILITIES FUND                                                                                SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------
 BONDS 10.8%
 Aquila Inc., 7.95%, 2/01/11 .......................................................       $ 6,000,000     $  5,785,944
 Aquila Inc., senior note, 8.27%, 11/15/21 .........................................         6,100,000        5,576,578
 CalEnergy Co. Inc., senior note, 8.48%, 9/15/28 ...................................        25,000,000       26,101,530
 CMS Energy Corp., 9.875%, 10/15/07 ................................................         8,500,000        9,234,349
 Commonwealth Edison Co., 8.50%, 7/15/22 ...........................................         5,000,000        5,226,210
 Commonwealth Edison Co., 8.375%, 9/15/22 ..........................................        10,000,000       10,432,180
 Duquesne Light Co., 8.375%, 5/15/24 ...............................................         5,000,000        5,024,940
 FirstEnergy Corp., senior note, 7.375%, 11/15/31 ..................................        15,000,000       13,745,865
 Midland Funding Corp. I, C-94, 10.33%, 7/23/02 ....................................         1,646,406        1,653,116
 Niagara Mohawk Power Corp., 8.75%, 4/01/22 ........................................         5,000,000        5,200,000
 Niagara Mohawk Power Corp., senior note, D, 7.25%, 10/01/02 .......................         3,024,391        3,073,846
 Niagara Mohawk Power Corp., senior disc. note, H, zero cpn. to 7/01/03,
   8.50% thereafter, 7/01/10 .......................................................         6,000,000        5,591,040
 NiSource Finance Corp., 7.50%, 11/15/03 ...........................................        15,000,000       14,866,680
 Ohio Edison Co., 8.75%, 6/15/22 ...................................................         8,000,000        7,843,800
 PPL Capital Funding, 8.375%, 6/15/07 ..............................................        15,000,000       15,891,666
 Puget Energy Inc., senior note, 7.02%, 12/01/27 ...................................         6,800,000        5,620,017
 TXU Corp., 8.75%, 11/01/23 ........................................................        10,000,000       10,135,622
 TXU Corp., 8.50%, 8/01/24 .........................................................        10,000,000        9,946,980
                                                                                                         --------------
 TOTAL BONDS (COST $158,685,283) ...................................................                        160,950,363
                                                                                                         --------------
 TOTAL LONG TERM INVESTMENTS (COST $1,240,997,025) .................................                      1,464,838,123
                                                                                                         --------------
b REPURCHASE AGREEMENT 1.3%
 Joint Repurchase Agreement, 1.826%, 4/02/01,
 (Maturity Value $18,992,611) (COST $18,988,758) ...................................         18,988,758       18,988,758
  ABN Amro Inc. (Maturity Value $1,711,762)
  Barclays Capital Inc. (Maturity Value $1,711,762)
  Bear, Stearns & Co. Inc. (Maturity Value $1,141,266)
  BMO Nesbitt Stearns & Co. Inc. (Maturity Value $1,711,762)
  BNP Paribas Securities Corp. (Maturity Value $1,711,762)
  Deutche Bank Securities Inc. (Maturity Value $1,711,762)
  Dresdner Kleinwort Wasserstein Securities LLC. (Maturity Value $1,141,266)
  Goldman, Sachs & Co. (Maturity Value $1,711,762)
  Greenwich Capital Markets Inc. (Maturity Value $1,711,762)
  Lehman Brothers Inc. (Maturity Value $1,304,221)
  Morgan Stanley & Co. Inc. (Maturity Value $1,711,762)
  UBS Warburg LLC (Maturity Value $1,711,762)
  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and
  U.S. Government Agency Securities
                                                                                                         --------------
 TOTAL INVESTMENTS (COST $1,259,985,783) 99.8% .....................................                      1,483,826,881
 OTHER ASSETS, LESS LIABILITIES .2% ................................................                          3,779,196
                                                                                                         --------------
 NET ASSETS 100.0% .................................................................                     $1,487,606,077
                                                                                                         ==============


(a)Non-income producing.
(b)see Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements


STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)

                                                                                                   U.S. GOVERNMENT
                                                  DYNATECH FUND    GROWTH FUND       INCOME FUND   SECURITIES FUND   UTILITIES FUND
------------------------------------------------------------------------------------------------------------------------------------

Assets:
 Investments in securities:
  Cost .........................................  $306,621,210    $1,348,429,976    $8,462,194,492   $7,955,810,134   $1,240,997,025
                                                  ----------------------------------------------------------------------------------
  Value ........................................   349,730,382     2,328,533,552     8,394,488,328    8,050,468,258    1,464,838,123
 Repurchase agreements, at value and cost ......   299,176,814        93,662,299       551,481,631       98,200,000       18,988,758
 Cash ..........................................            --                --                --            3,284               --
 Receivables:
  Investment securities sold ...................            --                --        10,264,888               --               --
  Capital shares sold ..........................     1,214,019         5,497,904        43,410,675       16,904,461        3,099,548
  Dividends and interest .......................       174,332         1,546,398       103,961,868       45,306,973        5,386,758
                                                  ----------------------------------------------------------------------------------
      Total assets .............................   650,295,547     2,429,240,153     9,103,607,390    8,210,882,976    1,492,313,187
                                                  ----------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..............            --                --        13,432,083      128,962,311          193,418
  Capital shares redeemed ......................     1,014,776         3,282,642        12,548,393       14,936,184        2,039,835
  Affiliates ...................................       757,267         2,621,593         7,639,096        6,132,266        1,264,672
  Shareholders .................................       279,951         1,233,220         4,656,355        7,224,835        1,190,119
 Collateral on securities loaned (Note 1(d)) ...            --                --         8,048,863              --                --
 Other liabilities .............................        26,138            25,909           570,335        1,114,777           19,066
                                                  ----------------------------------------------------------------------------------
      Total liabilities ........................     2,078,132         7,163,364        46,895,125      158,370,373        4,707,110
                                                  ----------------------------------------------------------------------------------
       Net assets, at value ....................  $648,217,415    $2,422,076,789    $9,056,712,265   $8,052,512,603   $1,487,606,077
                                                  ==================================================================================
Net assets consist of:
 Undistributed net investment income ...........  $   (171,446)   $     (466,649)   $  (46,549,702)   $ (15,735,593)    $  2,305,634
 Net unrealized appreciation (depreciation) ....    43,109,172       980,103,576       (67,704,036)      94,658,124      223,841,098
 Accumulated net realized gain (loss) ..........   (19,659,610)          539,034        42,666,975     (346,690,369)      20,213,029
 Capital shares ................................   624,939,299     1,441,900,828     9,128,299,028    8,320,280,441    1,241,246,316
                                                  ----------------------------------------------------------------------------------
        Net assets, at value ...................  $648,217,415    $2,422,076,789    $9,056,712,265   $8,052,512,603   $1,487,606,077
                                                  ==================================================================================






                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (CONTINUED)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
MARCH 31, 2002 (UNAUDITED)

                                                                                                   U.S. GOVERNMENT
                                                 DYNATECH FUND     GROWTH FUND       INCOME FUND   SECURITIES FUND   UTILITIES FUND
                                                 -----------------------------------------------------------------------------------

CLASS A:
 Net assets, at value .......................     $564,042,177    $1,918,497,227    $6,694,855,417   $7,136,127,496   $1,387,826,943
                                                 ===================================================================================
 Shares outstanding .........................       28,395,135        60,125,764     3,003,515,096    1,052,817,324      138,672,298
                                                 ===================================================================================
 Net asset value per share a ................           $19.86            $31.91             $2.23            $6.78           $10.01
                                                 ===================================================================================
 Maximum offering price per share (net asset value
  per share / 94.25%, 94.25%, 95.75%, 95.75%,
  and 95.75%, respectively) .................           $21.07            $33.86             $2.33            $7.08           $10.45
                                                 ===================================================================================
CLASS B:
 Net assets, at value .......................     $  6,469,733    $   99,192,072    $  328,832,541   $  348,139,882   $   25,329,490
                                                 ===================================================================================
 Shares outstanding .........................          328,126         3,142,716       147,908,856       51,418,651        2,529,415
                                                 ===================================================================================
 Net asset value and maximum offering price
 per share a ................................           $19.72            $31.56             $2.22            $6.77           $10.01
                                                 ===================================================================================
CLASS B1:
 Net assets, at value .......................               --                --      $526,481,285               --               --
                                                 ===================================================================================
 Shares outstanding .........................               --                --       236,199,315               --               --
                                                 ===================================================================================
 Net asset value and maximum offering price
 per share a ................................               --                --             $2.23               --               --
                                                 ===================================================================================
CLASS C:
 Net assets, at value .......................     $ 77,705,505    $  365,042,111    $1,476,424,005   $  528,131,077   $   59,681,854
                                                 ===================================================================================
 Shares outstanding .........................        3,983,918        11,664,834       659,392,472       78,211,817        5,969,796
                                                 ===================================================================================
 Net asset value per share a ................           $19.50            $31.29             $2.24            $6.75   $        10.00
                                                 ===================================================================================
 Maximum offering price per share
 (net asset value per share / 99%) ..........           $19.70            $31.61             $2.26            $6.82   $        10.10
                                                 ===================================================================================
CLASS R:
 Net assets, at value .......................               --    $      761,000    $      361,011   $    1,274,655   $       55,089
                                                 ===================================================================================
 Shares outstanding .........................               --            23,859           162,902          188,139            5,508
                                                 ===================================================================================
 Net asset value and maximum offering price
 per share a ................................               --    $        31.90             $2.22            $6.78           $10.00
                                                 ===================================================================================
ADVISOR CLASS:
 Net assets, at value .......................               --    $   38,584,379    $   29,758,006   $   38,839,493   $   14,712,701
                                                  ----------------------------------------------------------------------------------
 Shares outstanding .........................               --         1,208,560        13,397,317        5,720,507        1,465,143
                                                 ===================================================================================
 Net asset value and maximum offering price
 per share ..................................               --            $31.93             $2.22            $6.79           $10.04
                                                 ===================================================================================



(a)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (CONTINUED)


STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)

                                                                                          U.S. GOVERNMENT
                                                DYNATECH FUND  GROWTH FUND   INCOME FUND  SECURITIES FUND UTILITIES FUND
---------------------------------------------------------------------------------------------------------------------------

Investment income:
 Dividends .................................     $  617,601   $ 12,228,198   $ 86,288,012  $         --  $  30,877,720
 Interest ..................................      3,358,451        853,999    212,177,286    251,319,874     6,675,677
                                               -----------------------------------------------------------------------
     Total investment income                      3,976,052     13,082,197    298,465,298    251,319,874    37,553,397
                                               -----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..................      1,591,283      5,346,011     18,825,401     18,210,844     3,323,568
 Distribution fees (Note 3)
  Class A ..................................        708,107      2,296,938      4,693,510      4,079,175       941,616
  Class B ..................................         30,680        416,402        621,570        950,613        59,417
  Class B1 .................................             --             --      1,634,022             --            --
  Class C ..................................        397,604      1,715,690      4,058,553      1,558,215       158,464
  Class R ..................................             --            392            115            706            14
 Transfer agent fees (Note 3) ..............        628,410      2,059,650      3,692,787      3,788,363     1,117,391
 Custodian fees ............................          2,793         10,902        154,223         38,701        11,220
 Reports to shareholders ...................         42,560        137,245        394,067        288,633        83,913
 Registration and filing fees ..............         39,493         48,318        264,412        129,464        57,709
 Professional fees (Note 3) ................         13,760         35,163         89,428         58,132        22,156
 Directors' fees and expenses ..............          2,577          9,220         38,159         29,542         5,589
 Other .....................................          2,469          8,705         43,211         83,347           894
                                               -----------------------------------------------------------------------
Total expenses .............................      3,459,736     12,084,636     34,509,458     29,215,735     5,781,951
                                               -----------------------------------------------------------------------
 Net investment income .....................        516,316        997,561    263,955,840    222,104,139    31,771,446
                                               -----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................    (10,099,893)       540,741     80,480,858      6,380,283    22,319,892
  Foreign currency transactions ............             --             --       (236,217)            --       (21,694)
                                               -----------------------------------------------------------------------
       Net realized gain (loss) ............    (10,099,893)       540,741     80,244,641      6,380,283    22,298,198
 Net unrealized appreciation
 (depreciation) on:
  Investments ..............................     54,961,122    317,081,568    291,897,787   (171,089,875)   46,737,413
  Translation of assets and liabilities
   denominated in foreign currencies .......             --             --         23,552             --        (5,644)
                                               -----------------------------------------------------------------------
       Net unrealized appreciation
         (depreciation) ....................     54,961,122    317,081,568    291,921,339   (171,089,875)   46,731,769
                                               -----------------------------------------------------------------------
Net realized and unrealized gain (loss) ....     44,861,229    317,622,309    372,165,980   (164,709,592)   69,029,967
                                               -----------------------------------------------------------------------
Net increase in net assets
resulting from operations ..................   $ 45,377,545   $318,619,870   $636,121,820  $  57,394,547  $100,801,413
                                               =======================================================================




                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS FOR
THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2001


                                                               DYNATECH FUND                              GROWTH FUND
                                                      ------------------------------------------------------------------------------
                                                        SIX MONTHS           YEAR             SIX MONTHS            YEAR
                                                           ENDED             ENDED               ENDED              ENDED
                                                      MARCH 31, 2002    SEPTEMBER 30, 2001   MARCH 31, 2002   SEPTEMBER 30, 2001
                                                      ------------------------------------------------------------------------------

Increase (decrease) in net assets:
 Operations:
  Net investment income ............................   $   516,316        $  13,946,528        $ 997,561       $  14,075,560
  Net realized gain (loss) from investments
   and foreign currency transactions ...............    10,099,893)          (7,831,634)         540,741           4,010,574
  Net unrealized appreciation (depreciation)
   on investments and translation of assets and
   liabilities denominated in foreign currencies ...    54,961,122         (316,111,625)     317,081,568        (546,786,220)
                                                      -----------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ...................    45,377,545         (309,996,731)     318,619,870        (528,700,086)
Distributions to shareholders from:
 Net investment income:
  Class A ..........................................    (8,616,937)         (16,397,935)      (9,217,078)        (23,222,377)
  Class B ..........................................       (51,931)            (110,453)              --            (227,171)
  Class C ..........................................      (573,632)          (1,709,776)              --          (1,390,388)
  Advisor Class ....................................            --                   --         (277,689)           (526,215)
 Net realized gains:
  Class A ..........................................            --                   --       (2,687,500)        (96,439,847)
  Class B ..........................................            --                   --         (118,205)         (1,896,257)
  Class C ..........................................            --                   --         (513,200)        (17,261,853)
  Advisor Class ....................................            --                   --          (53,163)         (1,773,263)
                                                     -------------------------------------------------------------------------------
Total distributions to shareholders ................    (9,242,500)         (18,218,164)     (12,866,835)       (142,737,371)
Capital share transactions: (Note 2)
  Class A ..........................................     3,066,422            3,529,615       16,886,855          50,643,758
  Class B ..........................................       671,511            3,140,968       22,544,636          45,332,779
  Class C ..........................................    (4,406,672)          (5,906,677)       8,228,145          36,431,125
  Class R ..........................................            --                   --          743,785                  --
  Advisor Class ....................................            --                   --        1,289,178           3,455,242
                                                     -------------------------------------------------------------------------------
Total capital share transactions ...................      (668,739)             763,906       49,692,599         135,862,904
      Net increase (decrease) in net assets ........    35,466,306         (327,450,989)     355,445,634       (535,574,553)
Net assets:
 Beginning of period ...............................   612,751,109          940,202,098    2,066,631,155       2,602,205,708
                                                     -------------------------------------------------------------------------------
 End of period .....................................  $648,217,415        $ 612,751,109   $2,422,076,789      $2,066,631,155
                                                     ===============================================================================
Undistributed net investment income
 included in net assets:
 End of period .....................................  $   (171,446)       $   8,554,738   $     (466,649)     $    8,030,557
                                                     ===============================================================================


                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2001

                                                               INCOME FUND               U.S. GOVERNMENT SECURITIES FUND
                                                    -----------------------------------------------------------------------
                                                       SIX MONTHS         YEAR             SIX MONTHS         YEAR
                                                          ENDED           ENDED               ENDED           ENDED
                                                    MARCH 31, 2002 SEPTEMBER 30, 2001   MARCH 31, 2002  SEPTEMBER 30, 2001
                                                    -----------------------------------------------------------------------

Increase (decrease) in net assets:
 Operations:
  Net investment income ........................    $  263,955,840  $  546,441,401      $  222,104,139  $  452,554,336
  Net realized gain from investments and
   foreign currency transactions ...............        80,244,641      42,747,159           6,380,283         119,371
  Net unrealized appreciation (depreciation)
  on investments and translation of assets and
  liabilities denominated in foreign currencies        291,921,339    (550,435,673)       (171,089,875)    356,556,353
                                                    -----------------------------------------------------------------------
      Net increase in net assets resulting
       from operations .........................       636,121,820      38,752,887          57,394,547     809,230,060
Distributions to shareholders from:
 Net investment income:
  Class A ......................................      (256,833,538)   (473,973,784)       (217,012,719)   (449,035,130)
  Class B ......................................        (3,991,727)             --          (7,823,578)     (7,376,890)
  Class B1 .....................................       (19,428,151)    (17,821,042)                 --              --
  Class C ......................................       (47,265,370)    (69,043,386)        (13,081,195)    (18,672,909)
  Class R ......................................            (1,131)             --              (4,642)
  Advisor Class ................................        (1,076,153)     (1,769,930)           (768,779)     (2,657,955)
 Net realized gains:
  Class A ......................................       (42,405,430)    (72,169,458)                 --              --
  Class B ......................................          (389,987)             --                  --              --
  Class B1 .....................................        (3,471,522)     (1,872,698)                 --              --
  Class C ......................................        (8,157,764)    (10,484,818)                 --              --
  Advisor Class ................................          (170,087)       (255,737)                 --              --
                                                    -----------------------------------------------------------------------
Total distributions to shareholders ............      (383,190,860)   (647,390,853)       (238,690,913)   (477,742,884)
Capital share transactions: (Note 2)
  Class A ......................................       543,645,855     370,261,532         101,629,237      35,370,112
  Class B ......................................       322,304,798              --         129,400,639     139,265,477
  Class B1 .....................................        65,329,103     335,911,917                  --              --
  Class C ......................................       355,648,785     291,677,970         117,101,207     143,337,906
  Class R ......................................           357,281              --           1,280,678              --
  Advisor Class ................................         6,209,215       3,345,543          19,472,339     (28,264,174)
                                                    -----------------------------------------------------------------------
 Total capital share transactions ..............     1,293,495,037   1,001,196,962         368,884,100     289,709,321
      Net increase in net assets ...............     1,546,425,997     392,558,996         187,587,734     621,196,497
Net assets:
 Beginning of period ...........................     7,510,286,268   7,117,727,272       7,864,924,869   7,243,728,372
                                                    -----------------------------------------------------------------------
 End of period .................................    $9,056,712,265  $7,510,286,268      $8,052,512,603  $7,864,924,869
                                                    =======================================================================
Undistributed net investment income
included in net assets:
 End of period .................................    $  (46,549,702) $   10,198,217      $  (15,735,593) $      851,181
                                                    =======================================================================




                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2001


                                                                                                 UTILITIES FUND
                                                                                       ----------------------------------
                                                                                         SIX MONTHS         YEAR
                                                                                            ENDED           ENDED
                                                                                       MARCH 31, 2002  SEPTEMBER 30, 2001
                                                                                       ----------------------------------

Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................   $  31,771,446   $  66,438,547
  Net realized gain from investments and
   foreign currency transactions .....................................................      22,298,198      70,987,659
  Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities
   denominated in foreign currencies .................................................      46,731,769    (198,758,439)
                                                                                        -------------------------------
      Net increase (decrease) in net assets resulting from operations ................     100,801,413     (61,332,233)
 Distributions to shareholders from:
  Net investment income:
   Class A ...........................................................................     (30,295,295)    (61,534,147)
   Class B ...........................................................................        (381,397)       (478,433)
   Class C ...........................................................................      (1,013,723)     (1,566,296)
   Class R ...........................................................................            (133)             --
   Advisor Class .....................................................................        (202,598)       (394,589)
  Net realized gains:
   Class A ...........................................................................     (62,032,357)     (2,331,827)
   Class B ...........................................................................        (754,745)        (15,931)
   Class C ...........................................................................      (2,139,160)        (57,543)
   Advisor Class .....................................................................        (404,012)        (14,100)
                                                                                        -------------------------------
  Total distributions to shareholders ................................................     (97,223,420)    (66,392,866)
  Capital share transactions: (Note 2)
   Class A ...........................................................................      36,096,070    (104,904,063)
   Class B ...........................................................................       9,798,671       7,820,268
   Class C ...........................................................................      14,246,122      11,183,290
   Class R ...........................................................................          54,713              --
   Advisor Class .....................................................................       5,778,950         891,351
                                                                                        -------------------------------
 Total capital share transactions ....................................................      65,974,526     (85,009,154)
      Net increase (decrease) in net assets ..........................................      69,552,519    (212,734,253)
Net assets:
 Beginning of period .................................................................   1,418,053,558   1,630,787,811
                                                                                        -------------------------------
 End of period .......................................................................  $1,487,606,077  $1,418,053,558
                                                                                        ===============================
Undistributed net investment income included in net assets:
 End of period .......................................................................  $    2,305,634  $    2,469,604
                                                                                        ===============================


                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds, Inc. (the Company) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of five series (the Funds). The Funds and their investment objectives are:

        CAPITAL GROWTH      GROWTH AND INCOME   CURRENT INCOME
        ------------------------------------------------------------------------
        DynaTech Fund       Income Fund         U.S. Government Securities Fund
        Growth Fund         Utilities Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. COMBINED JOINT AND REGULAR REPURCHASE AGREEMENTS

Certain Funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. Certain Funds may enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At March 31, 2002, all repurchase agreements had been entered into on March 28, 2002.

D. SECURITIES LENDING

The Income Fund loans securities to certain brokers for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The fund bears the risk of loss with respect to the investment of the collateral.

E. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to record all paydown gains and losses as part of investment income and amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income. Prior to September 30, 2001, paydown gains and losses and premiums on fixed-income securities were included in realized gains and losses. Adopting these principles did not impact the net assets or the distributions of the Funds. The cumulative effect of this accounting change resulted in a increase (reduction) in the recorded cost of investments and a corresponding increase (decrease) in net unrealized appreciation as listed below.

                                                                                         INCOME FUND        UTILITIES FUND
---------------------------------------------------------------------------------------------------------------------------
Increase (Reduction) in cost of investments .........................................      $573,662           $(42,270)

The effect of this change for the period ended March 31, 2002 was as listed below:

                                                                                          INCOME FUND      UTILITIES FUND
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in net investment income ........................................      $102,478          $(22,783)
Decrease in unrealized gains ........................................................       (27,001)           (1,964)
Increase (Decrease) in realized gains ...............................................       (75,477)           24,747

The per share effect of this change for the period ended March 31, 2002, was less than $.005 for the Income Fund and the Utilities Fund.

The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

The U.S. Government Securities Fund implemented the Guide early, as permitted, on October 1, 2000.


2. CAPITAL STOCK

Effective November 1, 2001, the Income Fund renamed Class B to Class B1, and began offering a new class of B shares. Effective January 1, 2002, the Funds except the DynaTech Fund, offered Class R shares to qualified investors. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The classes of shares offered within each of the Funds are indicated below:

                                 CLASS A, CLASS B, CLASS C,       CLASS A, CLASS B, CLASS B1,
CLASS A, CLASS B & CLASS C       CLASS R & ADVISOR CLASS          CLASS C, CLASS R, & ADVISOR CLASS
---------------------------------------------------------------------------------------------------
DynaTech Fund                    Growth Fund                      Income Fund

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


2. CAPITAL STOCK (CONT.)

At March 31, 2002, there were 28 billion shares authorized ($.01 par value), allocated to the Funds as follows (in millions):

                                                                                  U.S. GOVERNMENT
                                         DYNATECH FUND  GROWTH FUND  INCOME FUND  SECURITIES FUND  UTILITIES FUND
                                         ------------------------------------------------------------------------
Class A ..............................       250            250         4,600          2,500            400
Class B ..............................       500            750         1,000          1,000            750
Class B1 .............................        --             --         1,000             --             --
Class C ..............................       250            250         3,600          2,500            400
Class R ..............................        --          1,000         1,000          1,000          1,000
Advisor Class ........................        --          1,000         1,000          1,000          1,000

Transactions in the Funds' shares were as follows:

                                                                      DYNATECH FUND                   GROWTH FUND
                                                              -----------------------------------------------------------
                                                                  SHARES      AMOUNT             SHARES        AMOUNT
                                                              -----------------------------------------------------------

CLASS A SHARES:
Six months ended March 31, 2002
 Shares sold .............................................     3,116,992  $  62,915,162        4,796,498   $ 148,419,999
 Shares issued in reinvestment of distributions ..........       323,435      6,598,027          348,355      10,819,896
 Shares redeemed .........................................    (3,294,907)   (66,446,767)      (4,622,425)   (142,353,040)
                                                              -----------------------------------------------------------
 Net increase ............................................       145,520  $   3,066,422          522,428   $  16,886,855
                                                              ===========================================================
Year ended September 30, 2001
 Shares sold .............................................     6,258,944  $ 143,483,420        7,763,439   $ 261,627,598
 Shares issued in reinvestment of distributions ..........       529,071     12,909,330        3,188,133     109,480,519
 Shares redeemed .........................................    (6,828,191)  (152,863,135)      (9,592,937)   (320,464,359)
                                                              -----------------------------------------------------------
 Net increase (decrease) .................................       (40,176) $   3,529,615        1,358,635   $  50,643,758
                                                              ===========================================================
CLASS B SHARES:
Six months ended March 31, 2002
 Shares sold .............................................        52,660  $   1,054,624          871,262   $  26,677,174
 Shares issued in reinvestment of distributions ..........         2,467         50,090            3,622         111,554
 Shares redeemed .........................................       (21,708)      (433,203)        (138,831)     (4,244,092)
                                                              -----------------------------------------------------------
 Net increase ............................................        33,419  $     671,511          736,053   $  22,544,636
                                                              ===========================================================
Year ended September 30, 2001
 Shares sold .............................................       178,756  $   4,221,226        1,600,074   $  53,051,112
 Shares issued in reinvestment of distributions ..........         4,267        103,651           57,986       1,979,074
 Shares redeemed .........................................       (55,210)    (1,183,909)        (301,041)     (9,697,407)
                                                              -----------------------------------------------------------
 Net increase ............................................       127,813  $   3,140,968        1,357,019   $  45,332,779
                                                              ===========================================================
CLASS C SHARES:
Six months ended March 31, 2002
 Shares sold .............................................       267,057  $   5,297,252        1,307,102   $  39,656,189
 Shares issued in reinvestment of distributions ..........        26,309        528,291           15,738         480,632
 Shares redeemed .........................................      (518,053)   (10,232,215)      (1,063,193)    (31,908,676)
                                                              -----------------------------------------------------------
 Net increase (decrease) .................................      (224,687) $  (4,406,672)        259,647    $  8,228,145
                                                              ===========================================================
Year ended September 30, 2001
 Shares sold .............................................       814,221  $  18,886,868        2,638,609   $  87,164,537
 Shares issued in reinvestment of distributions ..........        64,960      1,559,028          512,819      17,358,951
 Shares redeemed .........................................    (1,189,723)   (26,352,573)      (2,094,454)    (68,092,363)
                                                              -----------------------------------------------------------
 Net increase (decrease) .................................      (310,542) $  (5,906,677)       1,056,974   $  36,431,125
                                                              ===========================================================

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (CONTINUED)





2. CAPITAL STOCK (CONT.)

                                                                                                      GROWTH FUND
                                                                                                ------------------------
                                                                                                 SHARES        AMOUNT
                                                                                                ------------------------
CLASS R SHARES:
Six months ended March 31, 2002 a
 Shares sold ...........................................                                         34,300     $ 1,060,533
 Shares redeemed .......................................                                        (10,441)       (316,748)
                                                                                                ------------------------
 Net increase ..........................................                                         23,859     $   743,785
                                                                                                ========================
ADVISOR CLASS SHARES:
Six months ended March 31, 2002
 Shares sold ...........................................                                        126,925     $ 3,967,702
 Shares issued in reinvestment of distributions ........                                         10,475         325,341
 Shares redeemed .......................................                                        (95,192)     (3,003,865)
                                                                                                ------------------------
 Net increase ..........................................                                         42,208     $ 1,289,178
                                                                                                ========================
Year ended September 30, 2001
 Shares sold ...........................................                                        133,680     $ 4,505,111
 Shares issued in reinvestment of distributions ........                                         66,255       2,275,178
 Shares redeemed .......................................                                        (99,915)     (3,325,047)
                                                                                                ------------------------
 Net increase ..........................................                                        100,020     $ 3,455,242
                                                                                                ========================

                                                                                                   U.S. GOVERNMENT
                                                                      INCOME FUND                  SECURITIES FUND
                                                            ------------------------------------------------------------
                                                                 SHARES       AMOUNT            SHARES        AMOUNT
                                                            ------------------------------------------------------------
CLASS A SHARES:
Six months ended March 31, 2002
 Shares sold ...........................................     342,295,053 $ 746,465,705       89,323,195   $ 612,912,138
 Shares issued in reinvestment of distributions ........      80,611,533   174,462,500       17,250,986     118,405,215
 Shares redeemed .......................................    (173,062,952) (377,282,350)     (91,904,530)   (629,688,116)
                                                            ------------------------------------------------------------
 Net increase ..........................................     249,843,634 $ 543,645,855       14,669,651   $ 101,629,237
                                                            ============================================================
Year ended September 30, 2001
 Shares sold ...........................................     367,006,193 $ 844,015,719      185,271,260 $ 1,255,952,623
 Shares issued in reinvestment of distributions ........     137,703,892   315,934,853       35,347,715     238,340,569
 Shares redeemed .......................................    (343,049,048) (789,689,040)    (215,663,647) (1,458,923,080)
                                                            ------------------------------------------------------------
 Net increase ..........................................     161,661,037 $ 370,261,532        4,955,328    $ 35,370,112
                                                            ============================================================
CLASS B SHARES:
Six months ended March 31, 2002b
 Shares sold ...........................................     148,847,772 $ 324,372,452       21,368,597   $ 146,556,192
 Shares issued in reinvestment of distributions ........       1,087,026     2,360,450          753,401       5,164,411
 Shares redeemed .......................................      (2,025,942)   (4,428,104)      (3,266,799)    (22,319,964)
                                                            ------------------------------------------------------------
 Net increase ..........................................     147,908,856 $ 322,304,798       18,855,199   $ 129,400,639
                                                            ============================================================
Year ended September 30, 2001
 Shares sold ...........................................                                     22,135,731   $ 150,633,950
 Shares issued in reinvestment of distributions ........                                        722,689       4,881,008
 Shares redeemed .......................................                                     (2,395,032)    (16,249,481)
                                                                                           -----------------------------
 Net increase ..........................................                                     20,463,388   $ 139,265,477
                                                                                           =============================

aFor the period January 1, 2002 (effective date) to March 31, 2002 for the Growth Fund. bFor the period November 1, 2001 (effective date) to March 31, 2002 for the Income Fund.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


2. CAPITAL STOCK (CONT.)

                                                                                                   U.S. GOVERNMENT
                                                                      INCOME FUND                  SECURITIES FUND
                                                             -----------------------------------------------------------
                                                                 SHARES       AMOUNT            SHARES        AMOUNT
                                                             -----------------------------------------------------------
CLASS B1 SHARES:
Six months ended March 31, 2002
 Shares sold .............................................    34,231,361 $  74,462,785
 Shares issued in reinvestment of distributions ..........     5,902,500    12,773,949
 Shares redeemed .........................................   (10,050,261)  (21,907,631)
                                                             --------------------------
 Net increase (decrease) .................................    30,083,600 $  65,329,103
                                                             ==========================
Year ended September 30, 2001
 Shares sold .............................................   152,037,153 $ 349,250,014
 Shares issued in reinvestment of distributions ..........     4,569,372    10,481,657
 Shares redeemed .........................................   (10,432,254)  (23,819,754)
                                                             --------------------------
 Net increase ............................................   146,174,271 $ 335,911,917
                                                             ==========================
CLASS C SHARES:
Six months ended March 31, 2002
 Shares sold .............................................   180,127,643 $ 394,655,352       28,347,672   $ 193,839,719
 Shares issued in reinvestment of distributions ..........    15,344,754    33,369,733        1,226,400       8,388,773
 Shares redeemed .........................................   (33,034,315)  (72,376,300)     (12,473,622)    (85,127,285)
                                                             -----------------------------------------------------------
 Net increase ............................................   162,438,082 $ 355,648,785       17,100,450   $ 117,101,207
                                                             ===========================================================
Year ended September 30, 2001
 Shares sold .............................................   166,041,952 $ 383,081,658       32,959,674   $ 223,530,165
 Shares issued in reinvestment of distributions ..........    20,732,083    47,755,843        1,838,257      12,368,079
 Shares redeemed .........................................   (60,219,778) (139,159,531)     (13,694,149)    (92,560,338)
                                                             -----------------------------------------------------------
 Net increase ............................................   126,554,257 $ 291,677,970       21,103,782   $ 143,337,906
                                                             ===========================================================
CLASS R SHARES:
Six months ended March 31, 2002 a
 Shares sold .............................................       162,839     $ 357,140          194,106   $   1,320,966
 Shares issued in reinvestment of distributions ..........           427           931              860           5,868
 Shares redeemed .........................................          (364)         (790)          (6,827)        (46,156)
                                                             -----------------------------------------------------------
 Net increase ............................................       162,902     $ 357,281          188,139   $   1,280,678
                                                             ===========================================================
ADVISOR CLASS SHARES:
Six months ended March 31, 2002
 Shares sold .............................................     3,278,994  $  7,122,470        3,078,717   $  21,065,542
 Shares issued in reinvestment of distributions ..........       472,850     1,018,982           91,306         627,383
 Shares redeemed .........................................      (892,922)   (1,932,237)        (324,200)     (2,220,586)
                                                             -----------------------------------------------------------
 Net increase ............................................     2,858,922  $  6,209,215        2,845,823   $  19,472,339
                                                             ===========================================================
Year ended September 30, 2001
 Shares sold .............................................     2,457,833  $  5,608,222          791,872   $   5,396,940
 Shares issued in reinvestment of distributions ..........       720,870     1,649,378          354,664       2,388,868
 Shares redeemed .........................................    (1,706,825)   (3,912,057)      (5,317,348)    (36,049,982)
                                                             -----------------------------------------------------------
 Net increase (decrease) .................................     1,471,878  $  3,345,543       (4,170,812)  $ (28,264,174)
                                                             ===========================================================

aFor the period January 1, 2002 (effective date) to March 31, 2002 for the Income Fund and the U.S. Government Securities Fund.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


2. CAPITAL STOCK (CONT.)

                                                                                                    UTILITIES FUND
                                                                                            ----------------------------
                                                                                                SHARES         AMOUNT
                                                                                            ----------------------------
CLASS A SHARES:
Six months ended March 31, 2002
 Shares sold ...........................................................................      5,721,199   $  55,946,556
 Shares issued in reinvestment of distributions ........................................      7,788,210      73,106,611
 Shares redeemed .......................................................................     (9,494,365)    (92,957,097)
                                                                                            ----------------------------
 Net increase ..........................................................................      4,015,044   $  36,096,070
                                                                                            ============================
Year ended September 30, 2001
 Shares sold ...........................................................................     12,854,678   $ 140,395,740
 Shares issued in reinvestment of distributions ........................................      4,326,822      47,487,028
 Shares redeemed .......................................................................    (27,198,293)   (292,786,831)
                                                                                            ----------------------------
 Net decrease ..........................................................................    (10,016,793)  $ (104,904,063)
                                                                                            ============================
CLASS B SHARES:
Six months ended March 31, 2002
 Shares sold ...........................................................................      1,058,319   $  10,288,206
 Shares issued in reinvestment of distributions ........................................         88,957         836,077
 Shares redeemed .......................................................................       (135,303)     (1,325,612)
                                                                                            ----------------------------
 Net increase ..........................................................................      1,011,973   $   9,798,671
                                                                                            ============================
Year ended September 30, 2001
 Shares sold ...........................................................................      1,084,489   $  11,787,065
 Shares issued in reinvestment of distributions ........................................         33,477         367,107
 Shares redeemed .......................................................................       (409,965)     (4,333,904)
                                                                                            ----------------------------
 Net increase ..........................................................................        708,001   $   7,820,268
                                                                                            ============================
CLASS C SHARES:
Six months ended March 31, 2002
 Shares sold ...........................................................................      1,766,504   $  17,188,352
 Shares issued in reinvestment of distributions ........................................        240,297       2,254,803
 Shares redeemed .......................................................................       (531,711)     (5,197,033)
                                                                                            ----------------------------
 Net increase ..........................................................................      1,475,090   $  14,246,122
                                                                                            ============================
Year ended September 30, 2001
 Shares sold ...........................................................................      1,937,721   $  21,090,339
 Shares issued in reinvestment of distributions ........................................        102,651       1,124,515
 Shares redeemed .......................................................................     (1,024,287)    (11,031,564)
                                                                                            ----------------------------
 Net increase ..........................................................................      1,016,085   $  11,183,290
                                                                                            ============================
CLASS R SHARES:
Six months ended March 31, 2002 a
 Shares sold ...........................................................................          5,505   $      54,685
 Shares issued in reinvestment of distributions ........................................              3              28
                                                                                            ----------------------------
 Net increase ..........................................................................          5,508   $      54,713
                                                                                            ============================
ADVISOR CLASS SHARES:
Six months ended March 31, 2002
 Shares sold ...........................................................................        617,041   $   6,097,642
 Shares issued in reinvestment of distributions ........................................         49,086         462,661
 Shares redeemed .......................................................................        (79,684)       (781,353)
                                                                                            ----------------------------
 Net increase ..........................................................................        586,443   $   5,778,950
                                                                                            ============================

aFor the period January 1, 2002 (effective date) to March 31, 2002.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (CONTINUED)



2. CAPITAL STOCK (CONT.)

                                                                                                    UTILITIES FUND
                                                                                               -------------------------
                                                                                                SHARES         AMOUNT
                                                                                               -------------------------
ADVISOR CLASS SHARES: (CONT.)
Year ended September 30, 2001
 Shares sold ...........................................................................        503,073    $  5,800,138
 Shares issued in reinvestment of distributions ........................................         31,572         347,369
 Shares redeemed .......................................................................       (501,950)     (5,256,156)
                                                                                               -------------------------
 Net increase ..........................................................................         32,695    $    891,351
                                                                                               =========================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Funds are also officers or directors of the following entities:

ENTITY                                                            AFFILIATION
---------------------------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                Investment manager (all Funds except the Growth Fund)
Franklin Investment Advisory Services, Inc. (Investment Advisory) Investment manager (the Growth Fund)
Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin/Templeton Investor Services, LLC (Investor Services)     Transfer agent

The Funds, except the Growth Fund, pay an investment management fee to Advisers, and the Growth Fund pays an investment management fee to Investment Advisory, based on the net assets of the Funds as follows:

  ANNUALIZED FEE RATE       MONTH-END NET ASSETS
  ------------------------------------------------------------------------------
         .625%              First $100 million
         .500%              Over $100 million, up to and including $250 million
         .450%              Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers and Investment Advisory, FT Services provides administrative services to the Funds. The fee is paid by Advisers and Investment Advisory based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to the stated percentages per year of their average daily net assets of each class as follows:

                                                                                      U.S. GOVERNMENT
                                               DYNATECH FUND  GROWTH FUND INCOME FUND SECURITIES FUND  UTILITIES FUND
-----------------------------------------------------------------------------------------------------------------------
Class A .....................................       .25%           .25%        .15%       .15%         .15%
Class B .....................................      1.00%          1.00%       1.00%       .65%         .65%
Class B1 ....................................         --            --         .65%         --           --
Class C .....................................      1.00%          1.00%        .65%       .65%         .65%
Class R .....................................         --           .50%        .50%       .50%         .50%

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                                        U.S. GOVERNMENT
                                                DYNATECH FUND  GROWTH FUND  INCOME FUND  SECURITIES FUND  UTILITIES FUND
------------------------------------------------------------------------------------------------------------------------
Net commissions paid .........................      $32,994     $1,189,024  $17,333,768    $5,963,291       $422,636
Contingent deferred sales charges ............      $13,890     $   96,539  $   675,466    $  384,155       $ 30,265

The Funds paid transfer agent fees of $11,286,601 of which $8,994,484 were paid to Investor Services.

Included in professional fees are legal fees of $37,650 that were paid to a law firm in which a partner is an officer of the Funds.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (CONTINUED)





4. INCOME TAXES

At September 30, 2001, the DynaTech Fund and the U.S. Government Securities Fund had tax basis capital losses of $2,242,568 and $337,253,970 respectively, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                             U.S. GOVERNMENT
                                           DYNATECH FUND     SECURITIES FUND
                                         -----------------------------------
        Capital loss carryovers expiring in:
         2002 .........................          $--           $111,364,839
         2003 .........................           --              3,698,366
         2004 .........................           --             57,539,178
         2005 .........................           --             50,054,906
         2006 .........................           --             28,279,472
         2007 .........................      677,592             18,954,412
         2008 .........................      394,928             21,105,846
         2009 .........................    1,170,048             46,256,951
                                         -----------------------------------
                                          $2,242,568           $337,253,970
                                         ===================================

At September 30, 2001, the DynaTech Fund and the U.S. Government Securities Fund had deferred capital losses occurring subsequent to October 31, 2000 of $6,843,771 and $15,816,682, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2002.

At September 30, 2001, the Income Fund and the Utilities Fund had deferred currency losses subsequent to October 31, 2000 of $28,674,648 and $29,870, respectively. For tax purposes such losses will be reflected in the year ending September 30, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, paydown losses, foreign currency transactions, and bond premiums and discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydown losses, foreign currency transactions, and bond premiums and discounts.

At March 31, 2002, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

                                                                                          U.S. GOVERNMENT
                                              DYNATECH FUND  GROWTH FUND    INCOME FUND   SECURITIES FUND UTILITIES FUND
-------------------------------------------------------------------------------------------------------------------------
Investments at cost ........................  $611,500,702 $1,442,092,275 $ 9,013,075,460  $8,054,010,134 $1,260,781,936
=========================================================================================================================
Unrealized appreciation ....................   133,939,867  1,170,495,640   1,187,328,628     138,453,758    269,173,343
Unrealized depreciation ....................   (96,533,373)  (190,392,064) (1,254,434,129)    (43,795,634)   (46,128,398)
-------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) .  $ 37,406,494 $  980,103,576 $   (67,105,501) $  94,658,124  $  223,044,945
=========================================================================================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 2002 were as follows:

                                                                              U.S. GOVERNMENT
                                  DYNATECH FUND   GROWTH FUND   INCOME FUND   SECURITIES FUND  UTILITIES FUND
---------------------------------------------------------------------------------------------------------------
Purchases .....................    $90,507,980   $50,997,412  $3,113,555,255  $2,682,490,897   $253,186,346
Sales .........................    $18,246,558   $10,502,416  $1,671,979,769  $2,123,509,697   $250,307,615

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (CONTINUED)



6. CREDIT RISK AND DEFAULTED SECURITIES

The Income Fund has 32.9% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 2002, the Income Fund held defaulted securities with a value aggregating $67,133,375, representing .7% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.


7. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholder's steering committees, on credit committees, or may represent the Fund's or other bondholder's interest in certain corporate restructuring negotiations. Currently, the Manager serves in one or more of these capacities for E&S Holdings Corp., Evenflo Company Inc., Metrocall Inc., and Nextel International Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's Manager, while in such possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS




GLOBAL GROWTH
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
  Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
  Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
  Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
  Discovery Fund



Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Gold and Precious
  Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
  Growth Fund 2
Franklin Small Cap Growth Fund II 3
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
  Investment Fund 4
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund 5
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund




FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
  Target Fund
Franklin Templeton Moderate
  Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
  Access Fund
Franklin Floating Rate Trust 7
Franklin Short-Intermediate
  U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
  Securities Fund 6
Franklin Federal Money Fund 6,8
Franklin Money Fund 6,8

TAX-FREE INCOME9
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 10
Tax-Exempt Money Fund 6,8




STATE-SPECIFIC
TAX-FREE INCOME 9
Alabama
Arizona
California 11
Colorado
Connecticut
Florida 11
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 10
Michigan 10
Minnesota 10
Missouri
New Jersey
New York 11
North Carolina
Ohio 10
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 12



1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.
3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           05/02

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FRANKLIN TEMPLETON
INVESTMENTS

                               PRESORTED STANDARD
                                   US POSTAGE
                                      PAID
                                     BELL CA
                                  PERMIT NO. 75


One Franklin Parkway
San Mateo, CA  94403-1906




SEMIANNUAL REPORT
FRANKLIN CUSTODIAN FUNDS, INC.

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIALBEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Custodian Funds, Inc. prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FCF S2002 05/02
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Printed on recycled paper